UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -----------------------------------------------
            (Address of principal executive offices) (Zip code)

        CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                  APRIL 30, 2007
--------------------------------------------------------------------------------

                                                    Franklin Balance Sheet
                                                    Investment Fund

                                                    Franklin Large Cap
                                                    Value Fund

                                                    Franklin MicroCap
                                                    Value Fund

                                                    Franklin MidCap
                                                    Value Fund

                                                    Franklin Small Cap
                                                    Value Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------
                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                    FRANKLIN                        FASTER VIA EMAIL?
             VALUE INVESTORS TRUST
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Balance Sheet Investment Fund ....................................    5

Franklin Large Cap Value Fund .............................................   13

Franklin MicroCap Value Fund ..............................................   21

Franklin MidCap Value Fund ................................................   29

Franklin Small Cap Value Fund ............................................    37

Financial Highlights and
Statements of Investments ................................................    45

Financial Statements .....................................................    86

Notes to Financial Statements ............................................    95

Meeting of Shareholders ..................................................   110

Shareholder Information ..................................................   121

--------------------------------------------------------------------------------
Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2007, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product (GDP) grew an annualized 2.5% in the fourth quarter of 2006 and slowed to an estimated annualized 0.6% in 2007's first quarter. Although GDP rose 3.3% in 2006 on strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets.

The unemployment rate increased slightly, from 4.4% to 4.5%, as overall job growth slowed in the face of rising labor costs. 1 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned in March, and large purchases, including those for vehicles and homes, dropped substantially. Gasoline prices rose in first quarter 2007 as oil hit a six-month high due to tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2007, which was higher than the 2.2% 10-year average. 2

In its first meetings of 2007, the Federal Reserve Board (Fed) left short-term rates at 5.25%. However, the Fed changed its stance in its March 21 statement that communicates policy and appeared to drop its long-held tightening bias. The Fed indicated that core inflation was somewhat elevated and remained a key concern. Nevertheless, the markets continued to anticipate the Fed would lower the federal funds target rate.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 3

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the six months under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. However, markets rebounded late in the period amid generally strong corporate earnings reports. Overall, the blue chip stocks of the Dow Jones Industrial Average appreciated 9.41%, and the broader Standard & Poor's 500 Index (S&P 500) rose 8.60%, while the technology-heavy NASDAQ Composite Index gained 7.12% for the six months ended April 30, 2007. 3 Utilities, materials and energy stocks performed particularly well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Balance Sheet Investment Fund's semi-annual report for the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +12.49% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which posted a +6.36% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/07

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Non-Energy Minerals                              8.8%
Process Industries                               8.0%
Utilities                                        7.4%
Producer Manufacturing                           7.4%
Transportation                                   6.2%
Life & Health Insurance                          6.1%
Property-Casualty Insurance                      6.0%
Finance, Rental & Leasing                        5.7%
Consumer Durables                                4.8%
Retail Trade                                     4.7%
Specialty Insurance                              3.8%
Industrial Services                              3.1%
Financial Conglomerates                          2.7%
Consumer Non-Durables                            2.4%
Other                                            9.0%
Short-Term Investments & Other Net Assets       13.9%

MANAGER'S DISCUSSION

During the six months under review, we identified five new investment opportunities: Armstrong World Industries, a building products company that is a leader in floors and ceilings and which recently emerged from a bankruptcy brought on by asbestos claims; Employers Holdings, a workers compensation insurance specialist; KGEN Power, an owner of independent gas fired power generation assets; Smithfield Foods, a producer of hogs and fresh and packaged meats; and Werner Enterprises, a truckload shipper with particular strength in serving chain retailers. In September 2006, prior to the period under review, Smithfield Foods entered into an agreement to acquire Premium Standard Farms, which we already held in the Fund, in a mostly stock transaction.

We also added to existing positions Bowater, Furniture Brands International, Old Republic International, Radian Group, Spansion, Universal and Watson Pharmaceuticals. These companies have little in common apart from satisfying our investment criteria. In each case we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new and existing positions totaled $129 million in the six months ended April 30.

Portfolio sales totaled $197 million for the period. Sales were in response to price appreciation and three completed buyouts: AmerUs Group, Aztar and Intergraph. Sales generated $142 million in capital gains, all long term. All the investments that generated these realized gains were made in accordance with our stated investment strategy, and the outcomes were consistent with our expectations. No positions were entirely eliminated apart from the buyouts.

Three of our holdings announced merger proposals during the period. Champps Entertainment (upscale casual dining) received a bid from a financial buyer that was ultimately abandoned. Two other holdings, Hanover Compressor (gas compression) and Radian (mortgage insurance), agreed to stock mergers with competitors, Universal Compression and MGIC, respectively, that we coincidentally also hold in the Fund. We believe both deals, which are subject to shareholder approval, are positive developments. Including the Smithfield Foods/Premium Standard deal, we have three pairs of holdings involved in strategic combinations.

Steel holdings contributed greatly to performance in the six months under review, as they did in fiscal year 2006, among them Reliance Steel & Aluminum, United States Steel and Chaparral Steel. Consumers of steel like CNH Global, a manufacturer of construction and farm equipment, and Trinity Industries, a maker of railcars, inland barges, construction products


6 | Semiannual Report
and energy equipment, were also outstanding contributors to performance. Other contributors included Bunge and Monsanto, both involved in agri-business, and both expected to benefit from biofuels development, Prudential Financial (financial and retirement services), Vail Resorts (ski resorts and hotels), Entergy (electric utility), Teekay Shipping (oil tankers), and Big Lots (closeout retailing). As has been typical for the Fund, performance mainly came from long-held positions. KGEN Power, a position initiated during the period under review, was unusual in being an outstanding contributor to current results.

There were also positions that detracted from performance, including several that we added to during the period. Chief detractors included Alaska Air Group (passenger airline), Charming Shoppes (plus-size women's apparel), Pulte Homes (homebuilder), Spansion (flash memory), Tecumseh Products (compressors, gasoline engines and electric motors), Furniture Brands International (residential furniture), Freddie Mac (mortgage guarantor) and Old Republic International (property-casualty, title insurance and mortgage insurance).

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/Bruce C. Baughman

                   Bruce C. Baughman, CPA
                   Lead Portfolio Manager

                   William J. Lippman
                   Margaret McGee
                   Donald G. Taylor, CPA

                   Portfolio Management Team
                   Franklin Balance Sheet Investment Fund

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
4/30/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   2.4%
 FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
CIT Group Inc.                                                              2.3%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.1%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                               2.1%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Nucor Corp.                                                                 2.0%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Corn Products International Inc.                                            2.0%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Freddie Mac                                                                 1.9%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Trinity Industries Inc.                                                     1.8%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
United States Steel Corp.                                                   1.8%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Sierra Pacific Resources                                                    1.6%
 UTILITIES
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 4/30/07

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRBSX)                        CHANGE     4/30/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.10      $72.34     $69.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.8828
--------------------------------------------------------------------------------
Short-Term Capital Gain            $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain             $4.2751
--------------------------------------------------------------------------------
         TOTAL                     $5.1622
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSBX)                        CHANGE     4/30/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.25      $71.32     $68.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.3548
--------------------------------------------------------------------------------
Short-Term Capital Gain            $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain             $4.2751
--------------------------------------------------------------------------------
         TOTAL                     $4.6342
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCBSX)                        CHANGE     4/30/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.26      $71.43     $68.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.3543
--------------------------------------------------------------------------------
Short-Term Capital Gain            $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain             $4.2751
--------------------------------------------------------------------------------
         TOTAL                     $4.6337
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FBSRX)                        CHANGE     4/30/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.10      $71.88     $68.78
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.7444
--------------------------------------------------------------------------------
Short-Term Capital Gain            $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain             $4.2751
--------------------------------------------------------------------------------
         TOTAL                     $5.0238
--------------------------------------------------------------------------------


8 | Semiannual Report

--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBSAX)                   CHANGE      4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$3.03       $72.43      $69.40
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $1.0492
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                $4.2751
--------------------------------------------------------------------------------
         TOTAL                        $5.3286
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH                      1-YEAR         5-YEAR                   10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +12.49%                     +13.77%        +98.14%                  +262.94%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +6.03%                      +7.22%        +13.31%                   +13.09%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,603                     $10,722        $18,675                   $34,211
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                   +5.23%        +12.92%                   +12.68%
-------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                0.94%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH                      1-YEAR         5-YEAR            INCEPTION (3/1/01)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +12.07%                     +12.90%        +90.74%                  +129.68%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +8.07%                      +8.90%        +13.55%                   +14.44%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,807                     $10,890        $18,874                   $22,968
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                   +6.80%        +13.15%                   +14.08%
-------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.70%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH                      1-YEAR         5-YEAR            INCEPTION (3/1/01)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +12.08%                     +12.91%        +90.73%                  +129.81%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +11.08%                     +11.91%        +13.79%                   +14.45%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,108                     $11,191        $19,073                   $22,981
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                   +9.82%        +13.40%                   +14.09%
-------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.69%
-------------------------------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH                      1-YEAR         5-YEAR             INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +12.35%                     +13.47%        +95.56%                  +110.96%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +12.35%                     +13.47%        +14.36%                   +15.05%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,235                     $11,347        $19,556                   $21,096
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                  +11.37%        +13.96%                   +14.63%
-------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.20%
-------------------------------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                 6-MONTH                      1-YEAR        5-YEAR      10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +12.62%                     +14.03%      +100.48%     +268.18%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +12.62%                     +14.03%       +14.93%      +13.92%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,262                     $11,403       $20,048      $36,818
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                          +11.91%       +14.53%      +13.51%
-----------------------------------------------------------------------------------------------------------------
     Total Annual Operating Expenses 5                     0.70%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +144.21% and +15.59%.


10 | Semiannual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT        ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                                 VALUE 11/1/06           VALUE 4/30/07       PERIOD* 11/1/06-4/30/07
----------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                $1,124.90                  $4.69
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                $1,020.38                  $4.46
----------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                $1,120.70                  $8.68
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                $1,016.61                  $8.25
----------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                $1,120.80                  $8.62
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                $1,016.66                  $8.20
----------------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                $1,123.50                  $6.05
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                $1,019.09                  $5.76
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                $1,126.20                  $3.43
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                $1,021.57                  $3.26
----------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.89%; B: 1.65%; C: 1.64%; R: 1.15%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +6.54% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a +9.79% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We seek to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. We purchase stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/07

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


Producer Manufacturing                        13.2%
Major Banks                                   10.2%
Energy Minerals                                9.9%
Consumer Non-Durables                          7.1%
Property-Casualty Insurance                    5.6%
Technology Services                            4.8%
Health Technology                              4.4%
Process Industries                             3.9%
Financial Conglomerates                        3.9%
Finance, Rental & Leasing                      3.6%
Investment Banks & Brokers                     3.5%
Consumer Services                              3.4%
Multi-Line Insurance                           2.8%
Investment Managers                            2.4%
Specialty Insurance                            2.3%
Utilities                                      2.1%
Savings Banks                                  2.0%
Other                                          6.9%
Short-Term Investments & Other Net Assets      8.0%

MANAGER'S DISCUSSION

During the reporting period, pharmaceutical and medical devices company Abbott Laboratories was the largest contributor to Fund performance. The company's stock rose amid strong results from clinical trials for Xience, the company's drug-eluting stent used for carotid artery disease. In addition, sales of Abbott's arthritis drug Humira continued to grow rapidly. Diversified utility Entergy provided the second-highest contribution to return during the period. The stock's gain reflected solid growth in the company's nuclear power segment, which benefited from higher pricing. The stock was also supported by a favorable market environment for utility stocks in general. Integrated oil giant Exxon Mobil made the third-highest contribution to performance. Exxon distinguished itself from most of its peers in first quarter 2007 by posting higher earnings than in the prior year despite lower oil and natural gas prices. Most other oil companies reported lower earnings for the year's first quarter.

Freddie Mac detracted most from the Fund's returns. The stock fell in value as earnings for the second half of 2006 were hurt by a difficult interest rate environment as a flat yield curve narrowed net interest margins. Bank of America was the second-largest detractor from performance. Although the company reported solid earnings, concerns arose for many investors that increasing defaults for subprime mortgages would lead to a general deterioration of credit conditions. Uniform rental company Cintas had the third-largest negative impact on Fund returns. The stock declined after the company's fiscal third quarter results failed to meet analysts' expectations, as uniform rentals faced sales pressure. Given our concerns about the company's future growth prospects, we sold our Cintas position.

We initiated two positions during the period under review. Apache is an oil and gas exploration company with a history of increasing reserves and profitability. The company's shares traded at a lower price-to-earnings ratio than most of its peers at period-end. The other new position is retailer Wal-Mart Stores. The company's stock has underperformed its peer group for several years, and its valuation became attractive to us. In addition, we believe an announced reduction in capital expenditures and square footage growth could give the company more financial flexibility to enhance shareholder value through share repurchases and increased dividends.


14 | Semiannual Report

In addition to our sale of Cintas, we sold our entire positions in two other companies during the reporting period. One was H.J. Heinz, as we believed the shares were fully valued. We also eliminated our position in commercial printer R.R. Donnelley & Sons due to valuation and our concerns about the unexpected resignation of the company's chief executive officer late in the period.

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]    /s/Stephen T. Madonna

                   Stephen T. Madonna, CFA
                   Lead Portfolio Manager

                   Bruce C. Baughman, CPA
                   William J. Lippman
                   Margaret McGee
                   Donald G. Taylor, CPA

                   Portfolio Management Team
                   Franklin Large Cap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/07

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
Citigroup Inc.                                                             3.9%
 FINANCIAL CONGLOMERATES
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.7%
 ENERGY MINERALS
-------------------------------------------------------------------------------
General Electric Co.                                                       3.7%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Freddie Mac                                                                3.6%
 FINANCE, RENTAL & LEASING
-------------------------------------------------------------------------------
Bank of America Corp.                                                      3.6%
 MAJOR BANKS
-------------------------------------------------------------------------------
The Procter & Gamble Co.                                                   3.5%
 CONSUMER NON-DURABLES
-------------------------------------------------------------------------------
Illinois Tool Works Inc.                                                   3.4%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Wachovia Corp.                                                             3.4%
 MAJOR BANKS
-------------------------------------------------------------------------------
U.S. Bancorp                                                               3.3%
 MAJOR BANKS
-------------------------------------------------------------------------------
International Business Machines Corp.                                      3.2%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 15

Performance Summary as of 4/30/07

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FLVAX)                            CHANGE   4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.00    $16.55      $16.55
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.2137
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0645
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.7767
--------------------------------------------------------------------------------
         TOTAL                         $1.0549
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBLCX)                            CHANGE   4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.04    $16.38      $16.34
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.1048
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0645
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.7767
--------------------------------------------------------------------------------
         TOTAL                         $0.9460
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FLCVX)                            CHANGE   4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.03    $16.37      $16.34
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.1141
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0645
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.7767
--------------------------------------------------------------------------------
         TOTAL                         $0.9553
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FLCRX)                            CHANGE   4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.01    $16.43      $16.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.1883
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0645
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.7767
--------------------------------------------------------------------------------
          TOTAL                        $1.0295
--------------------------------------------------------------------------------


16 | Semiannual Report

--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                    CHANGE      4/30/07      10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.03       $16.53        $16.56
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.2688
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.0645
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.7767
--------------------------------------------------------------------------------
         TOTAL                       $1.1100
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH               1-YEAR      5-YEAR    INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +6.54%              +12.45%     +48.21%          +89.49%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +0.41%               +5.96%      +6.92%           +8.75%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,041              $10,596     $13,972          $17,860
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                   +5.48%      +5.89%           +8.33%
---------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 6                       1.39%
---------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH               1-YEAR      5-YEAR    INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +6.17%              +11.78%     +43.72%          +81.54%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +2.17%               +7.78%      +7.22%           +9.01%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,217              $10,778     $14,172          $18,154
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                   +7.17%      +6.16%           +8.60%
---------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 6                       2.04%
---------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH               1-YEAR      5-YEAR    INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +6.17%              +11.77%     +43.63%          +81.54%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +5.17%              +10.77%      +7.51%           +9.01%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,517              $11,077     $14,363          $18,154
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                  +10.16%      +6.48%           +8.60%
---------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 6                       2.03%
---------------------------------------------------------------------------------------------------------------
CLASS R                                        6-MONTH               1-YEAR      3-YEAR    INCEPTION (8/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +6.49%              +12.30%     +35.41%          +74.60%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +6.49%              +12.30%     +10.63%          +12.46%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,649              $11,230     $13,541          $17,460
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                  +11.77%      +9.00%          +11.89%
---------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 6                       1.54%
---------------------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 17

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                               6-MONTH             1-YEAR       5-YEAR      INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                      +6.70%             +12.83%      +49.05%           +90.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +6.70%             +12.83%       +8.31%            +9.78%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $10,670             $11,283      $14,905           $19,056
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                +12.23%       +7.25%            +9.36%
------------------------------------------------------------------------------------------------------------
     Total Annual Operating Expenses 6                  1.04%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.20% and +16.24%.


18 | Semiannual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


--------------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT       ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                          VALUE 11/1/06          VALUE 4/30/07     PERIOD* 11/1/06-4/30/07
--------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,065.40                   $6.86
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,018.15                   $6.71
--------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,061.70                  $10.12
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,014.98                   $9.89
--------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,061.70                  $10.12
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,014.98                   $9.89
--------------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,064.90                   $7.63
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,017.41                   $7.45
--------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,067.00                   $5.07
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,019.89                   $4.96
--------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.34%; B: 1.98%; C: 1.98%; R: 1.49%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


20 | Semiannual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin MicroCap Value Fund's semiannual report for the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +15.40% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a +6.36% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/07

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                        19.2%
Consumer Non-Durables                         14.0%
Process Industries                             7.2%
Industrial Services                            5.2%
Transportation                                 4.8%
Property-Casualty Insurance                    4.5%
Retail Trade                                   4.4%
Consumer Durables                              3.7%
Real Estate Development                        2.6%
Communications                                 2.4%
Savings Banks                                  2.1%
Health Services                                2.0%
Other                                          9.7%
Short-Term Investments & Other Net Assets     18.2%

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value should increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "micro-cap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

On April 30, 2007, the Fund's total net assets were $534 million, and short-term investments and other net assets stood at 18.2%, compared with total net assets of $480 million on October 31, 2006, and short-term investments and other net assets of 17.5%. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $15.6 million during the six-month period.

We identified two new investment opportunities during the period under review:
Kohlberg Capital, a business development company and investment manager, and Omega Protein, a producer of fish meal and fish oil for use in agriculture, pet food and livestock feed and for human consumption. We also added to several existing positions, including American Pacific, Burnham Holdings, Central Steel & Wire, Cobra Electronics, Continental Materials, and Handleman. Cash deployed into new and existing positions totaled $20.4 million during the period.


22 | Semiannual Report

Proceeds from portfolio sales totaled $49.5 million, more than half of which came as the result of takeovers. These included Aleris International, Case Pomeroy and Green Mountain Power, where deals announced prior to the period closed during the period, and Merchants Group that was announced and closed during the period. Two other deals were announced in the period and are awaiting approvals: SEMCO Energy, a gas distribution utility, has agreed to a cash bid by Cap Rock Energy; and OMI, a marine tanker company, has agreed to a cash purchase by a consortium of tanker operators. The completed deals and terms of the pending deals represent outcomes consistent with our investment expectations. The balance of portfolio sales were generally in response to price appreciation, including some that were among the strongest contributors to Fund performance during the period under review. The only position eliminated, apart from takeovers, was CoolBrands International, which we exited at a loss.

Positions that contributed most positively to Fund performance during the six months included Hardinge (machine tools), Alliance One International (tobacco leaf processing), RTI International Metals (titanium metal), Atlantic Tele-Network (telecommunications), Layne Christensen (water, mineral and coal seam gas drilling), Mercer International (paper pulp), Bresler & Reiner (real estate development and management), and Village Super Market (grocery retailing).

Several positions detracted from performance, including some where recent operating results were disappointing, and a few where financial strength has eroded since we made our initial investment, including Tecumseh Products, which makes compressors, small gasoline engines and electric motors; Rockford, a maker of high-performance sound systems; and Proliance International, a manufacturer and distributor of automotive heat transfer equipment.


                                                          Semiannual Report | 23

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Hardinge Inc.                                                               4.5%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Seneca Foods Corp.                                                          3.6%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
RTI International Metals Inc.                                               3.3%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Premium Standard Farms Inc.                                                 2.8%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Atlantic Tele-Network Inc.                                                  2.4%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Delta Apparel Inc.                                                          2.2%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Alliance One International Inc.                                             2.1%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Layne Christensen Co.                                                       2.1%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Northwest Pipe Co.                                                          2.1%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
International Shipholding Corp.                                             2.1%
 TRANSPORTATION
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/Bruce C. Baughman

                   Bruce C. Baughman, CPA
                   Lead Portfolio Manager

                   William J. Lippman
                   Margaret McGee
                   Donald G. Taylor, CPA

                   Portfolio Management Team
                   Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 | Semiannual Report

Performance Summary as of 4/30/07

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMCX)                                                  CHANGE          4/30/07      10/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$3.35           $44.67        $41.32
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                  $0.5676
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                           $2.2195
----------------------------------------------------------------------------------------------------------------
         TOTAL                                   $2.7871
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                              CHANGE          4/30/07      10/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$3.30           $44.73        $41.43
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                  $0.6684
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                           $2.2195
----------------------------------------------------------------------------------------------------------------
         TOTAL                                   $2.8879
----------------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH                       1-YEAR           5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +15.40%                      +16.11%         +109.16%        +329.30%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +8.77%                       +9.42%          +14.54%         +15.00%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,877                      $10,942          $19,716         $40,459
----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                    +6.82%          +15.10%         +14.52%
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.23%
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                         6-MONTH                       1-YEAR           5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +15.51%                      +16.35%         +109.90%        +330.83%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +15.51%                      +16.35%          +15.99%         +15.73%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,551                      $11,635          $20,990         $43,083
----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                   +13.59%          +16.55%         +15.24%
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                0.99%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                          Semiannual Report | 25

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.33% and +22.46%.

 26 | Semiannual Report

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/06        VALUE 4/30/07     PERIOD* 11/1/06-4/30/07
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,154.00                $5.87
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,019.34                $5.51
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,155.10                $4.60
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,020.53                $4.31
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of each class (A: 1.10% and Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


28 | Semiannual Report

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell MidcapTM
Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A posted a cumulative total return of +11.82% for the six months under review. The Fund underperformed its benchmark, the Russell Midcap Value Index, which posted a +12.78% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


                                                          Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 4/30/07

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                        10.9%
Process Industries                             9.9%
Consumer Durables                              9.3%
Transportation                                 9.2%
Consumer Non-Durables                          7.9%
Utilities                                      6.1%
Energy Minerals                                5.8%
Health Technology                              4.7%
Specialty Insurance                            4.5%
Property-Casualty Insurance                    3.9%
Industrial Services                            3.2%
Health Services                                2.9%
Commercial Services                            2.6%
Investment Managers                            2.3%
Electronic Technology                          2.2%
Retail Trade                                   2.0%
Other                                          6.7%
Short-Term Investments & Other Net Assets      5.9%

MANAGER'S DISCUSSION

During the six months under review, stocks that contributed to Fund performance came from a variety of sectors, and the majority of the Fund's holdings produced positive returns. For example, global industrial chemicals company Celanese, part of the process industries sector, benefited from strong sales and debt reduction. The company's shares appreciated significantly from our initial purchase during the period and were the Fund's largest contributor to performance. In the consumer non-durables sector, domestic milk producer and distributor Dean Foods was another strong performer, as the company issued a special dividend of $15 per share to shareholders during the period. Within the transportation sector, trucking operator J.B. Hunt Transport Services benefited from strong pricing and volumes in its intermodal division, and the company's stock appreciated significantly.

Despite the Fund's positive return, holdings from various sectors hindered performance. In particular, the Fund's sole commercial services sector holding, SAIC, one of the nation's largest federal information technology companies, detracted from Fund returns. Shares of Pulte Homes, a geographically diversified homebuilder, fell during the period amid widespread home sales declines and disappointing earnings. Shares of Southwest Airlines, a recent addition to the Fund's portfolio and the country's largest airline, declined on fears of weakness in domestic airline fundamentals.

The Fund experienced substantial net inflows during the period. Consistent with our investment strategy, we used incoming cash to add to existing holdings, as well as initiate positions in four stocks we believed were attractively valued. Our new positions were Celanese, Southwest Airlines, domestic natural gas producer Chesapeake Energy, and pharmaceutical contract research organization Pharmaceutical Product Development.

We liquidated one position during the period. In line with our strategy, we sold our Stanley Works holding, as we believed the shares were fully valued.


30 | Semiannual Report

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/Sam Kerner

                   Sam Kerner, CFA
                   Lead Portfolio Manager

                   Bruce C. Baughman, CPA
                   William J. Lippman
                   Stephen T. Madonna, CFA
                   Margaret McGee
                   Donald G. Taylor, CPA

                   Portfolio Management Team
                   Franklin MidCap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
4/30/07

------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY                                                     NET ASSETS
------------------------------------------------------------------------------
Fortune Brands Inc.                                                       3.9%
 CONSUMER DURABLES
------------------------------------------------------------------------------
Peabody Energy Corp.                                                      3.3%
 ENERGY MINERALS
------------------------------------------------------------------------------
Southwest Airlines Co.                                                    3.0%
 TRANSPORTATION
------------------------------------------------------------------------------
DTE Energy Co.                                                            2.8%
 UTILITIES
------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                       2.7%
 PRODUCER MANUFACTURING
------------------------------------------------------------------------------
Celanese Corp., A                                                         2.6%
 PROCESS INDUSTRIES
------------------------------------------------------------------------------
SAIC Inc.                                                                 2.6%
 COMMERCIAL SERVICES
------------------------------------------------------------------------------
Dean Foods Co.                                                            2.6%
 CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Overseas Shipholding Group Inc.                                           2.5%
 TRANSPORTATION
------------------------------------------------------------------------------
Assurant Inc.                                                             2.5%
 SPECIALTY INSURANCE
------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 31

Performance Summary as of 4/30/07

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMVAX)                         CHANGE      4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.97       $12.34      $11.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1977
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1532
--------------------------------------------------------------------------------
         TOTAL                      $0.3509
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                           CHANGE      4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.98       $12.27      $11.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1411
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1532
--------------------------------------------------------------------------------
         TOTAL                      $0.2943
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                           CHANGE      4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.95       $12.30      $11.35
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.2073
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1532
--------------------------------------------------------------------------------
         TOTAL                      $0.3605
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                     CHANGE      4/30/07    10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.97       $12.39      $11.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.2257
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1532
--------------------------------------------------------------------------------
         TOTAL                      $0.3789
--------------------------------------------------------------------------------


32 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS A                                                6-MONTH      1-YEAR      INCEPTION (7/1/05)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +11.82%     +15.37%           +27.89%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           +5.42%      +8.76%           +10.74%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $10,542     $10,876           $12,054
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                  +5.24%            +8.88%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
---------------------------------------------------------------------------------------------------
        Without Waiver                    2.01%
---------------------------------------------------------------------------------------------------
        With Waiver                       1.40%
CLASS C                                                6-MONTH      1-YEAR      INCEPTION (7/1/05)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +11.45%     +14.60%           +26.39%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +10.45%     +13.60%           +13.65%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,045     $11,360           $12,639
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                 +10.00%           +11.92%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
---------------------------------------------------------------------------------------------------
        Without Waiver                    2.64%
---------------------------------------------------------------------------------------------------
        With Waiver                       2.05%
---------------------------------------------------------------------------------------------------
CLASS R                                                6-MONTH      1-YEAR      INCEPTION (7/1/05)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +11.75%     +15.20%           +27.56%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +11.75%     +15.20%           +14.22%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,175     $11,520           $12,756
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                 +11.60%           +12.52%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
---------------------------------------------------------------------------------------------------
        Without Waiver                    2.16%
---------------------------------------------------------------------------------------------------
        With Waiver                       1.55%
---------------------------------------------------------------------------------------------------
ADVISOR CLASS                                          6-MONTH      1-YEAR      INCEPTION (7/1/05)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +12.03%     +15.79%           +28.79%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +12.03%     +15.79%           +14.83%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,203     $11,579           $12,879
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                                 +12.10%           +13.05%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
---------------------------------------------------------------------------------------------------
         Without Waiver                   1.66%
---------------------------------------------------------------------------------------------------
        With Waiver                       1.05%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND, THROUGH OCTOBER 31, 2007. AFTER THIS DATE, THE FUND'S MANAGER AND ADMINISTRATOR MAY END THIS ARRANGEMENT AT ANY TIME.


                                                          Semiannual Report | 33

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. After 10/31/07, the manager and administrator may end this arrangement at any time, upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


34 | Semiannual Report

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------

                                            BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                       VALUE 11/1/06        VALUE 4/30/07       PERIOD* 11/1/06-4/30/07
---------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,118.20                     $7.35
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,017.85                     $7.00
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,114.50                    $10.85
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,014.53                    $10.34
---------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,117.50                     $8.14
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,017.11                     $7.75
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,120.30                     $5.52
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,019.59                     $5.26
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.40%; C: 2.07%; R: 1.55%; and Advisor:
      1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


36 | Semiannual Report

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small Cap Value Fund's semiannual report for the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +10.48% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 2500(TM) Value Index, which posted a +9.72% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 40.

1. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                                                          Semiannual Report | 37

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/07

Producer Manufacturing                        21.0%
Consumer Durables                              9.4%
Process Industries                             7.9%
Non-Energy Minerals                            7.4%
Retail Trade                                   6.9%
Industrial Services                            5.9%
Transportation                                 5.2%
Property-Casualty Insurance                    4.4%
Electronic Technology                          3.6%
Energy Minerals                                3.5%
Consumer Non-Durables                          3.0%
Utilities                                      2.2%
Other                                          8.5%
Short-Term Investments & Other Net Assets     11.1%

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth. We manage a diversified portfolio of companies we consider fundamentally sound, purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that have the potential for good long-term earnings or that possess valuable intangibles not reflected in the stock price.

MANAGER'S DISCUSSION

During the period under review, the producer manufacturing sector was the most significant contributor to Fund performance. Within the sector, agricultural and construction equipment manufacturer CNH Global performed well, as did consumer durables sector holding Hooker Furniture. In the non-energy minerals sector, the portfolio's steel holdings were notable as steel demand rose and prices hit five-month highs in April. Reliance Steel, United States Steel, Steel Dynamics and Gerdau AmeriSteel each produced strong returns.

Despite the Fund's positive return, several stocks negatively impacted performance during the reporting period. The retail trade sector was the largest detractor from Fund performance, as retailer Christopher & Banks' shares declined largely due to fewer shoppers and bad weather, which led to lackluster sales. In addition, homebuilder M/I Homes' shares fell as new home cancellation rates and inventories rose. Identification systems manufacturer Brady Corp. also hindered performance. The company's stock declined in value largely due to weak earnings as a result of softness in its original equipment manufacturing electronics business.

The Fund experienced significant net inflows during the period, and we used the proceeds to initiate nine positions in stocks we considered attractively valued. The new positions were Applied Industrial Technologies, a distributor of various industrial components; Bemis Company, a flexible-packaging manufacturer; Benchmark Electronics, a designer and manufacturer of electronic components; Brunswick, a consumer recreational products manufacturer; Erie Indemnity, a life and property-casualty insurer; Gerdau AmeriSteel, a mini-mill steel producer; Omnivision Technologies, a semiconductor-imaging devices provider; Trinity Industries, a transportation and construction manufacturer; and TrustCo Bank Corp. NY, a regional bank.


38 | Semiannual Report

The Fund liquidated three positions during the period. Two were previously announced takeovers, both at premiums to the stocks' prior day's closing prices. The other was NBTY, which we sold because we believed the shares were fully valued.

Takeover activity continued in the portfolio with buyout bids announced by two Fund holdings. In March, Lone Star Technologies announced that United States Steel made a cash bid to acquire the company at a 39% premium to the stock's prior day's price. In April, OMI announced that it received a cash bid by another Fund holding, Teekay Shipping, to buy the company at a 5% premium to the stock's price prior to the announcement. We view the merger and acquisition interest in the Fund's portfolio as a measure of confirmation of our value stock selection.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/William J. Lippman

                   William J. Lippman
                   Lead Portfolio Manager

                   Bruce C. Baughman, CPA
                   Margaret McGee
                   Donald G. Taylor, CPA

                   Portfolio Management Team
                   Franklin Small Cap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Steel Dynamics Inc.                                                         2.5%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                               1.7%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Regis Corp.                                                                 1.4%
 RETAIL TRADE
--------------------------------------------------------------------------------
Apogee Enterprises Inc.                                                     1.4%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                               1.3%
 PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Mueller Industries Inc.                                                     1.3%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Wabash National Corp.                                                       1.3%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Mine Safety Appliances Co.                                                  1.3%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                                           1.3%
 PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Roper Industries Inc.                                                       1.2%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 39

Performance Summary as of 4/30/07

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRVLX)                          CHANGE    4/30/07     10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.24     $46.51      $45.27
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.2811
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.8471
--------------------------------------------------------------------------------
         TOTAL                       $3.3357
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBVAX)                          CHANGE    4/30/07     10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.17     $44.60      $43.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.8471
--------------------------------------------------------------------------------
         TOTAL                       $3.0546
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRVFX)                          CHANGE    4/30/07     10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.08     $44.07      $42.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.0474
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.8471
--------------------------------------------------------------------------------
         TOTAL                       $3.1020
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FVFRX)                          CHANGE    4/30/07     10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.21     $46.28      $45.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.2365
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.8471
--------------------------------------------------------------------------------
         TOTAL                       $3.2911
--------------------------------------------------------------------------------


40 | Semiannual Report

-------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVADX)                  CHANGE      4/30/07     10/31/06
-------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                          +$1.32       $47.78       $46.46
-------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
-------------------------------------------------------------------------------
DIVIDEND INCOME                       $0.3797
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN               $0.2075
-------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                $2.8471
-------------------------------------------------------------------------------
         TOTAL                        $3.4343
-------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                      1-YEAR                5-YEAR                   10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +10.48%                      +9.41%               +77.37%                  +178.44%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +4.13%                      +3.12%               +10.82%                   +10.13%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,413                     $10,312               $16,714                   $26,246
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                    +1.17%               +10.83%                    +9.75%
---------------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                 1.30%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH                      1-YEAR                5-YEAR              INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +10.06%                      +8.64%               +71.58%                  +167.45%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +6.06%                      +4.64%               +11.14%                   +12.54%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,606                     $10,464               $16,958                   $26,745
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                    +2.61%               +11.14%                   +12.33%
---------------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                 1.98%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                      1-YEAR                5-YEAR                   10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +10.07%                      +8.63%               +71.57%                  +160.92%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +9.07%                      +7.63%               +11.40%                   +10.07%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,907                     $10,763               $17,157                   $26,092
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                    +5.61%               +11.40%                    +9.69%
---------------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                 1.98%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R                                  6-MONTH                      1-YEAR                3-YEAR            INCEPTION (8/1/02)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +10.35%                      +9.18%               +65.40%                  +119.33%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +10.35%                      +9.18%               +18.26%                   +18.00%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,035                     $10,918               $16,540                   $21,933
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                    +7.13%               +16.09%                   +17.71%
---------------------------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                 1.48%
---------------------------------------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 41

---------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                   6-MONTH                      1-YEAR           5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +10.61%                      +9.74%          +80.36%      +188.67%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +10.61%                      +9.74%          +12.52%       +11.18%
---------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,061                     $10,974          $18,036       $28,867
---------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                           +7.69%          +12.53%       +10.80%
---------------------------------------------------------------------------------------------------------------------
     Total Annual Operating Expenses 5                     0.98%
---------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


42 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT           ENDING ACCOUNT            EXPENSES PAID DURING
CLASS A                                          VALUE 11/1/06              VALUE 4/30/07          PERIOD* 11/1/06-4/30/07
------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                   $1,104.80                      $5.85
------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                   $1,019.24                      $5.61
------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                   $1,100.60                      $9.74
------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                   $1,015.52                      $9.35
------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                   $1,100.70                      $9.74
------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                   $1,015.52                      $9.35
------------------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                   $1,103.50                      $7.15
------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                   $1,018.00                      $6.85
------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000                   $1,106.10                      $4.54
------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000                   $1,020.48                      $4.36
------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.12%; B: 1.87%; C: 1.87%; R: 1.37%; and Advisor: 0.87%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


44 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                         -------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          APRIL 30,
                                            2007                                       YEAR ENDED OCTOBER 31,
CLASS A                                  (UNAUDITED)           2006            2005            2004            2003            2002
                                         -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of  period    $    69.24      $    61.66      $    53.95      $    45.47      $    37.01      $    37.21
                                         -------------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ............          0.45            0.77            0.34            0.33            0.13            0.25

 Net realized and unrealized gains
  (losses) ..........................          7.81            9.71            8.71            8.63            8.83            0.87
                                         -------------------------------------------------------------------------------------------
Total from investment operations ....          8.26           10.48            9.05            8.96            8.96            1.12
                                         -------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..............         (0.88)          (0.46)          (0.43)          (0.17)          (0.25)          (0.15)

 Net realized gains .................         (4.28)          (2.44)          (0.91)          (0.31)          (0.25)          (1.17)
                                         -------------------------------------------------------------------------------------------
Total distributions .................         (5.16)          (2.90)          (1.34)          (0.48)          (0.50)          (1.32)
                                         -------------------------------------------------------------------------------------------
Redemption fees .....................             -- d            -- d            -- d            -- d           --              --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period ......    $    72.34      $    69.24      $    61.66      $    53.95      $    45.47      $    37.01
                                         ===========================================================================================

Total return c ......................         12.49%          17.54%          16.93%          19.87%          24.51%           2.85%

RATIOS TO AVERAGE NET ASSETS

Expenses ............................          0.89% e,f       0.90% f         0.91% f         0.91% f         1.00%           0.92%

Net investment income ...............          1.30% e         1.17%           0.57%           0.67%           0.35%           0.63%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...    $4,864,317      $4,435,704      $4,164,516      $3,716,567      $3,031,714      $2,333,862

Portfolio turnover rate .............          2.84%           7.44%           3.91%           7.03%          13.36%          10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          APRIL 30,
                                            2007                                 YEAR ENDED OCTOBER 31,
CLASS B                                  (UNAUDITED)          2006           2005           2004           2003            2002
                                         --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  68.07       $  60.67       $  53.13       $  44.97       $  36.64       $  37.04
                                         --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......        0.19           0.26          (0.11)         (0.06)         (0.15)         (0.08)

 Net realized and unrealized gains
  (losses) ...........................         7.69           9.58           8.58           8.53           8.74           0.91
                                         --------------------------------------------------------------------------------------
Total from investment operations .....         7.88           9.84           8.47           8.47           8.59           0.83
                                         --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.35)          -- d          (0.02)            --          (0.01)         (0.06)

 Net realized gains ..................        (4.28)         (2.44)         (0.91)         (0.31)         (0.25)         (1.17)
                                         --------------------------------------------------------------------------------------
Total distributions ..................        (4.63)         (2.44)         (0.93)         (0.31)         (0.26)         (1.23)
                                         --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                         --------------------------------------------------------------------------------------
Net asset value, end of period .......     $  71.32       $  68.07       $  60.67       $  53.13       $  44.97       $  36.64
                                         ======================================================================================

Total return c .......................        12.07%         16.65%         16.03%         18.94%         23.58%          2.08%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.65% e,f      1.66% f        1.67% f        1.69% f        1.75%          1.67%

Net investment income (loss) .........         0.54% e        0.41%         (0.19)%        (0.11)%        (0.40)%        (0.12)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $132,330       $127,037       $122,795       $114,891       $103,877       $ 89,241

Portfolio turnover rate ..............         2.84%          7.44%          3.91%          7.03%         13.36%         10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


46 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          APRIL 30,
                                            2007                                  YEAR ENDED OCTOBER 31,
CLASS C                                  (UNAUDITED)          2006           2005           2004           2003            2002
                                         --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  68.17       $  60.75       $  53.18       $  45.01       $  36.67       $  37.06
                                         --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......        0.19           0.27          (0.11)         (0.06)         (0.15)         (0.08)

 Net realized and unrealized gains
  (losses) ...........................         7.70           9.59           8.59           8.54           8.74           0.92
                                         --------------------------------------------------------------------------------------
Total from investment operations .....         7.89           9.86           8.48           8.48           8.59           0.84
                                         --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.35)            --             --             --             --          (0.06)

 Net realized gains ..................        (4.28)         (2.44)         (0.91)         (0.31)         (0.25)         (1.17)
                                         --------------------------------------------------------------------------------------
Total distributions ..................        (4.63)         (2.44)         (0.91)         (0.31)         (0.25)         (1.23)
                                         --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                         --------------------------------------------------------------------------------------
Net asset value, end of period .......     $  71.43       $  68.17       $  60.75       $  53.18       $  45.01       $  36.67
                                         ======================================================================================

Total return c .......................        12.08%         16.64%         16.04%         18.95%         23.57%          2.10%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.64% e,f      1.65% f        1.67% f        1.69% f        1.75%          1.67%

Net investment income (loss) .........         0.55% e        0.42%         (0.19)%        (0.11)%        (0.40)%        (0.12)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $147,936       $139,885       $135,939       $129,399       $127,925       $118,219

Portfolio turnover rate ..............         2.84%          7.44%          3.91%          7.03%         13.36%         10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          APRIL 30,
                                            2007                                  YEAR ENDED OCTOBER 31,
CLASS R                                  (UNAUDITED)          2006           2005           2004           2003            2002
                                         --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  68.78       $  61.33       $  53.69       $  45.30       $  36.92       $  39.98
                                         --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.35           0.60           0.18           0.20           0.03           0.07

 Net realized and unrealized gains
  (losses) ...........................         7.77           9.65           8.67           8.59           8.82          (3.07)
                                         --------------------------------------------------------------------------------------
Total from investment operations .....         8.12          10.25           8.85           8.79           8.85          (3.00)
                                         --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.74)         (0.36)         (0.30)         (0.09)         (0.22)         (0.06)

 Net realized gains ..................        (4.28)         (2.44)         (0.91)         (0.31)         (0.25)            --
                                         --------------------------------------------------------------------------------------
Total distributions ..................        (5.02)         (2.80)         (1.21)         (0.40)         (0.47)         (0.06)
                                         --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                         --------------------------------------------------------------------------------------
Net asset value, end of period .......     $  71.88       $  68.78       $  61.33       $  53.69       $  45.30       $  36.92
                                         ======================================================================================

Total return c .......................        12.35%         17.22%         16.62%         19.55%         24.26%         (7.53)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.15% e,f      1.16% f        1.17% f        1.19% f        1.25%          1.17% e

Net investment income ................         1.04% e        0.91%          0.31%          0.39%          0.10%          0.38% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $ 62,676       $ 51,157       $ 30,810       $ 21,020       $ 13,336       $  7,754

Portfolio turnover rate ..............         2.84%          7.44%          3.91%          7.03%         13.36%         10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to October 31, 2002.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          APRIL 30,
                                            2007                                  YEAR ENDED OCTOBER 31,
ADVISOR CLASS                            (UNAUDITED)          2006           2005           2004           2003            2002
                                         --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  69.40       $  61.81       $  54.05       $  45.54       $  37.06       $  37.21
                                         --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.53           0.93           0.46           0.44           0.23           0.31

 Net realized and unrealized gains
  (losses) ...........................         7.83           9.72           8.75           8.65           8.83           0.91
                                         --------------------------------------------------------------------------------------
Total from investment operations .....         8.36          10.65           9.21           9.09           9.06           1.22
                                         --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (1.05)         (0.62)         (0.54)         (0.27)         (0.33)         (0.20)

 Net realized gains ..................        (4.28)         (2.44)         (0.91)         (0.31)         (0.25)         (1.17)
                                         --------------------------------------------------------------------------------------
Total distributions ..................        (5.33)         (3.06)         (1.45)         (0.58)         (0.58)         (1.37)
                                         --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                         --------------------------------------------------------------------------------------
Net asset value, end of period .......     $  72.43       $  69.40       $  61.81       $  54.05       $  45.54       $  37.06
                                         ======================================================================================

Total return c .......................        12.62%         17.82%         17.20%         20.17%         24.80%          3.11%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         0.65% e,f      0.66% f        0.67% f        0.69% f        0.75%          0.67%

Net investment income ................         1.54% e        1.41%          0.81%          0.89%          0.60%          0.88%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $385,460       $333,372       $260,209       $ 26,701       $ 22,189       $ 15,193

Portfolio turnover rate ..............         2.84%          7.44%          3.91%          7.03%         13.36%         10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Totalreturn is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

----------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                SHARES          VALUE
----------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 86.0%
    CLOSED END MUTUAL FUNDS 1.3%
    Apollo Investment Corp. ........................       200,000    $  4,394,000
  a Emerging Markets Telecommunications Fund .......       250,000       5,187,500
    H&Q Healthcare Investors .......................       150,000       2,661,000
    John Hancock Bank and Thrift Opportunity Fund ..     1,650,000      15,807,000
    Latin America Equity Fund Inc. .................       222,015      10,357,000
    The Mexico Fund Inc. (Mexico) ..................       620,800      24,540,223
    New Ireland Fund Inc. (Ireland) ................       135,000       4,855,950
    Petroleum & Resources Corp. ....................       150,000       5,466,000
                                                                      ------------
    TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843)                    73,268,673
                                                                      ------------
    COMMON STOCKS 84.7%
    COMMERCIAL SERVICES 0.8%
    Kelly Services Inc., A .........................     1,506,800      43,245,160
                                                                      ------------
    CONSUMER DURABLES 4.8%
    D.R. Horton Inc. ...............................     2,200,000      48,796,000
  b Furniture Brands International Inc. ............     2,875,000      46,230,000
    Hasbro Inc. ....................................     1,650,000      52,156,500
    Lennar Corp., A ................................       480,000      20,500,800
    Lennar Corp., B ................................        48,000       1,920,480
    M.D.C. Holdings Inc. ...........................       583,300      29,899,958
    Pulte Homes Inc. ...............................     2,600,000      69,940,000
                                                                      ------------
                                                                       269,443,738
                                                                      ------------
    CONSUMER NON-DURABLES 2.4%
  a Alliance One International Inc. ................     2,504,200      24,566,202
    Kellwood Co. ...................................       786,000      22,149,480
    Premium Standard Farms Inc. ....................     1,282,700      27,808,936
  a Smithfield Foods Inc. ..........................       424,100      12,964,737
    Universal Corp. ................................       740,700      46,427,076
                                                                      ------------
                                                                       133,916,431
                                                                      ------------
    CONSUMER SERVICES 1.9%
    Bob Evans Farms Inc. ...........................       323,300      11,865,110
a,b Champps Entertainment Inc. .....................       920,000       5,023,200
  a Vail Resorts Inc. ..............................     1,525,000      86,955,500
                                                                      ------------
                                                                       103,843,810
                                                                      ------------
    DISTRIBUTION SERVICES 0.8%
    Applied Industrial Technologies Inc. ...........     1,406,250      37,785,938
    Handleman Co. ..................................     1,000,000       7,500,000
                                                                      ------------
                                                                        45,285,938
                                                                      ------------
    ELECTRONIC TECHNOLOGY 1.7%
  a ESCO Technologies Inc. .........................     1,236,800      56,348,608
  a FSI International Inc. .........................       600,000       2,550,000
  a Spansion Inc., A ...............................     2,600,000      25,532,000
  a Standard Microsystems Corp. ....................       376,700      12,077,002
                                                                      ------------
                                                                        96,507,610
                                                                      ------------


50 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                SHARES          VALUE
----------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    ENERGY MINERALS 1.1%
    Peabody Energy Corp. ...........................     1,336,000    $ 64,101,280
                                                                      ------------
    FINANCE/RENTAL/LEASING 5.7%
    CIT Group Inc. .................................     2,195,000     130,931,750
a,b Dollar Thrifty Automotive Group Inc. ...........     1,763,067      82,652,581
    Freddie Mac ....................................     1,640,000     106,239,200
                                                                      ------------
                                                                       319,823,531
                                                                      ------------
    FINANCIAL CONGLOMERATES 2.7%
    Principal Financial Group Inc. .................       225,000      14,285,250
    Prudential Financial Inc. ......................     1,422,000     135,090,000
                                                                      ------------
                                                                       149,375,250
                                                                      ------------
    HEALTH TECHNOLOGY 0.8%
  a Watson Pharmaceuticals Inc. ....................     1,700,000      46,410,000
                                                                      ------------
    INDUSTRIAL SERVICES 3.1%
  a Bristow Group Inc. .............................       900,000      33,840,000
  a Hanover Compressor Co. .........................     1,500,000      32,445,000
  a PHI Inc. .......................................        77,500       2,092,500
  a PHI Inc. non-voting ............................       152,000       4,056,880
  a Quanta Services Inc. ...........................     1,100,000      30,239,000
  a Universal Compression Holdings Inc. ............       850,000      56,584,500
a,b Xanser Corp. ...................................     2,800,000      15,764,000
                                                                      ------------
                                                                       175,021,880
                                                                      ------------
    LIFE/HEALTH INSURANCE 6.1%
    American National Insurance Co. ................       647,500      84,511,700
    FBL Financial Group Inc., A ....................       525,000      20,338,500
    Genworth Financial Inc., A .....................     1,600,000      58,384,000
    Kansas City Life Insurance Co. .................       250,220      11,274,913
    Manulife Financial Corp. (Canada) ..............     1,000,000      36,110,000
    MetLife Inc. ...................................       401,000      26,345,700
    National Western Life Insurance Co., A .........       150,000      40,155,000
    Presidential Life Corp. ........................       380,000       7,223,800
    StanCorp Financial Group Inc. ..................     1,200,000      57,120,000
                                                                      ------------
                                                                       341,463,613
                                                                      ------------
    NON-ENERGY MINERALS 8.8%
    Chaparral Steel Co. ............................       875,000      61,687,500
    Nucor Corp. ....................................     1,750,000     111,055,000
    Reliance Steel & Aluminum Co. ..................     1,950,200     115,841,880
    Sherritt International Corp. (Canada) ..........     3,253,500      43,383,908
    Texas Industries Inc. ..........................       800,000      60,936,000
    United States Steel Corp. ......................       975,000      99,001,500
                                                                      ------------
                                                                       491,905,788
                                                                      ------------
    PROCESS INDUSTRIES 8.0%
    Ashland Inc. ...................................       245,894      14,741,346
    Bowater Inc. ...................................     1,624,000      35,549,360

                                                          Semiannual Report | 51

Franklin Value Investors Trust

----------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                SHARES          VALUE
----------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    PROCESS INDUSTRIES (CONTINUED)
    Bunge Ltd. .....................................     1,535,000    $116,291,600
    Corn Products International Inc. ...............     2,777,600     110,604,032
    MeadWestvaco Corp. .............................     1,570,000      52,375,200
    Monsanto Co. ...................................     1,276,783      75,317,429
  a PolyOne Corp. ..................................     1,375,000       9,020,000
    Westlake Chemical Corp. ........................     1,046,900      30,559,011
                                                                      ------------
                                                                       444,457,978
                                                                      ------------
    PRODUCER MANUFACTURING 7.3%
    A.O. Smith Corp. ...............................       893,600      34,046,160
    American Axle & Manufacturing Holdings Inc. ....     1,225,000      34,238,750
  a Armstrong World Industries Inc. ................       209,738      10,696,638
    CNH Global NV (Netherlands) ....................     1,605,000      69,480,450
    Lennox International Inc. ......................       871,000      29,448,510
    Mueller Industries Inc. ........................       600,000      19,680,000
    Oshkosh Truck Corp. ............................       960,000      53,702,400
a,b Tecumseh Products Co., A .......................     1,085,000      11,023,600
a,b Tecumseh Products Co., B .......................       310,000       3,174,400
    Timken Co. .....................................     1,215,000      40,070,700
    Trinity Industries Inc. ........................     2,200,000     102,080,000
                                                                      ------------
                                                                       407,641,608
                                                                      ------------
    PROPERTY-CASUALTY INSURANCE 6.0%
    Aspen Insurance Holdings Ltd. ..................       154,300       4,090,493
    E-L Financial Corp. Ltd. (Canada) ..............       104,666      69,312,109
  a Employers Holdings Inc. ........................       571,900      11,340,777
    IPC Holdings Ltd. ..............................     1,773,800      53,178,524
    Midland Co. ....................................       385,000      16,897,650
    Old Republic International Corp. ...............     4,075,000      86,675,250
    RLI Corp. ......................................       489,400      27,254,686
    Selective Insurance Group Inc. .................     1,300,000      33,904,000
    The Travelers Cos. Inc. ........................       575,000      31,107,500
                                                                      ------------
                                                                       333,760,989
                                                                      ------------
    REGIONAL BANKS 0.1%
    UMB Financial Corp. ............................       186,800       7,307,616
                                                                      ------------
    RETAIL TRADE 4.7%
  a Big Lots Inc. ..................................     1,550,000      49,910,000
    The Cato Corp., A ..............................       450,000       9,724,500
  a Charming Shoppes Inc. ..........................     4,425,000      55,312,500
    Dillard's Inc., A ..............................       874,200      30,273,546
    Fred's Inc. ....................................       400,000       5,776,000
    Haverty Furniture Cos. Inc. ....................       920,000      11,739,200
    Saks Inc. ......................................     1,750,000      36,645,000
a,b Syms Corp. .....................................     1,430,000      25,153,700
  a Zale Corp. .....................................     1,422,400      39,699,184
                                                                      ------------
                                                                       264,233,630
                                                                      ------------


52 | Semiannual Report

Franklin Value Investors Trust

--------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                                        SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      SAVINGS BANKS 0.5%
      Farmers & Merchants Bank of Long Beach .............................             2,200    $   14,630,000
      First Niagara Financial Group Inc. .................................           100,000         1,360,000
      Hudson City Bancorp Inc. ...........................................           900,000        11,988,000
                                                                                                --------------
                                                                                                    27,978,000
                                                                                                --------------
      SPECIALTY INSURANCE 3.8%
      Assurant Inc. ......................................................           825,700        47,502,521
      MBIA Inc. ..........................................................           200,000        13,912,000
      MGIC Investment Corp. ..............................................           530,585        32,689,342
      The PMI Group Inc. .................................................         1,325,000        64,222,750
      Radian Group Inc. ..................................................           900,000        52,299,000
                                                                                                --------------
                                                                                                   210,625,613
                                                                                                --------------
      TRANSPORTATION 6.2%
    a ABX Air Inc. .......................................................         1,825,000        11,899,000
    a Alaska Air Group Inc. ..............................................         1,350,600        39,977,760
      Burlington Northern Santa Fe Corp. .................................           570,000        49,897,800
    a Crowley Maritime Corp. .............................................             4,240        12,635,200
    a Kansas City Southern ...............................................           722,500        26,840,875
    a Mesa Air Group Inc. ................................................           450,000         3,042,000
      Norfolk Southern Corp. .............................................         1,358,600        72,331,864
      Overseas Shipholding Group Inc. ....................................           756,000        53,524,800
      Teekay Shipping Corp. (Bahamas) ....................................         1,240,000        73,966,000
      Werner Enterprises Inc. ............................................            98,328         1,859,401
                                                                                                --------------
                                                                                                   345,974,700
                                                                                                --------------
      UTILITIES 7.4%
      Atmos Energy Corp. .................................................           833,600        26,441,792
      Entergy Corp. ......................................................           687,000        77,727,180
a,b,c KGen Power Corp. 144A ..............................................         4,400,000        85,800,000
      Northeast Utilities ................................................         1,550,000        49,863,500
      PNM Resources Inc. .................................................         1,863,300        60,650,415
    a Sierra Pacific Resources ...........................................         5,010,000        91,482,600
      Xcel Energy Inc. ...................................................           878,000        21,151,020
                                                                                                --------------
                                                                                                   413,116,507
                                                                                                --------------
      TOTAL COMMON STOCKS (COST $2,189,241,301) ..........................                       4,735,440,670
                                                                                                --------------

                                                                              --------------
                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                              --------------
      CORPORATE BOND (COST $5,536,391) 0.1%
      PRODUCER MANUFACTURING 0.1%
      Mueller Industries Inc., 6.00%, 11/01/14 ...........................    $    5,604,000         5,239,740
                                                                                                --------------
      TOTAL LONG TERM INVESTMENTS (COST $2,232,808,535) ..................                       4,813,949,083
                                                                                                --------------


                                                                              --------------
                                                                                   SHARES
                                                                              --------------
      SHORT TERM INVESTMENTS 14.1%
      MONEY MARKET FUND (COST $215,052,386) 3.9%
    d Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.01%       215,052,386      215,052,386
                                                                                               --------------



                                                          Semiannual Report | 53

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                     AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
e REPURCHASE AGREEMENT (COST $572,420,259) 10.2%
  Joint Repurchase Agreement, 5.16%, 5/01/07 (Maturity Value $572,502,309) .........      $572,420,259    $   572,420,259
    ABN AMRO Bank, NV, New York Branch (Maturity Value $52,446,937)
    Banc of America Securities LLC (Maturity Value $47,844,018)
    Barclays Capital Inc. (Maturity Value $52,446,937)
    Bear, Stearns & Co. Inc. (Maturity Value $36,811,897)
    BNP Paribas Securities Corp. (Maturity Value $47,844,018)
    Deutsche Bank Securities Inc. (Maturity Value $47,844,018)
    Goldman, Sachs & Co. (Maturity Value $47,844,018)
    Greenwich Capital Markets Inc. (Maturity Value $47,844,018)
    Lehman Brothers Inc. (Maturity Value $43,441,475)
    Merrill Lynch Government Securities Inc. (Maturity Value $47,844,018)
    Morgan Stanley & Co. Inc. (Maturity Value $47,844,018)
    UBS Securities LLC (Maturity Value $52,446,937)
     Collateralized by U.S. Government Agency Securities, 3.00% - 6.375%,
       5/15/07 - 4/02/12; f U.S. Government Agency Discount Notes, 7/06/07 - 9/27/07;
       f U.S. Treasury Bill, 8/02/07; and U.S. Treasury Notes, 0.875% - 6.00%,
         8/15/07 - 1/31/12
                                                                                                          ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $787,472,645) .................................                          787,472,645
                                                                                                          ---------------
  TOTAL INVESTMENTS (COST $3,020,281,180) 100.2% ...................................                        5,601,421,728
  OTHER ASSETS, LESS LIABILITIES (0.2)% ............................................                           (8,703,353)
                                                                                                          ---------------
  NET ASSETS 100.0% ................................................................                      $ 5,592,718,375
                                                                                                          ===============

a     Non-income producing for the twelve months ended April 30, 2007.

b     See Note 9 regarding holdings of 5% voting securities.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2007, the value of this security was $85,800,000, representing 1.53% of net assets. dSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e     See Note 1(c) regarding repurchase agreements.

f     The security is traded on a discount basis with no stated coupon rate.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           APRIL 30,
                                             2007                                YEAR ENDED OCTOBER 31,
CLASS A                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                          ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  16.55       $  14.66       $  14.01       $  12.40       $  10.48       $  11.66
                                          ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.11           0.20           0.13           0.08           0.07           0.07

 Net realized and unrealized gains
  (losses) ...........................         0.94           2.18           0.63           1.58           1.92          (1.08)
                                          ------------------------------------------------------------------------------------
Total from investment operations .....         1.05           2.38           0.76           1.66           1.99          (1.01)
                                          ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.21)         (0.15)         (0.08)         (0.05)         (0.07)         (0.07)

 Net realized gains ..................        (0.84)         (0.34)         (0.03)            --             --          (0.10)
                                          ------------------------------------------------------------------------------------
Total distributions ..................        (1.05)         (0.49)         (0.11)         (0.05)         (0.07)         (0.17)
                                          ------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                          ------------------------------------------------------------------------------------
Net asset value, end of period .......     $  16.55       $  16.55       $  14.66       $  14.01       $  12.40       $  10.48
                                          ====================================================================================

Total return c .......................         6.54%         16.62%          5.42%         13.45%         19.08%         (8.82)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.34% e,f      1.33% f        1.29% f        1.31%          1.38%          1.42%

Net investment income ................         1.31% e        1.29%          0.91%          0.59%          0.60%          0.64%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $189,686       $184,225       $156,841       $127,267       $ 59,600       $ 32,825

Portfolio turnover rate ..............         6.48%         34.36%         25.33%         21.69%         27.47%         15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           APRIL 30,
                                             2007                                YEAR ENDED OCTOBER 31,
CLASS B                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                          ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  16.34       $  14.47       $  13.85       $  12.29       $  10.39       $  11.58
                                          ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......         0.05           0.10           0.04          (0.01)         (0.01)            --

 Net realized and unrealized gains
  (losses) ...........................         0.93           2.16           0.61           1.58           1.92          (1.07)
                                          ------------------------------------------------------------------------------------
Total from investment operations .....         0.98           2.26           0.65           1.57           1.91          (1.07)
                                          ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.10)         (0.05)            -- d        (0.01)         (0.01)         (0.02)

 Net realized gains ..................        (0.84)         (0.34)         (0.03)            --             --          (0.10)
                                          ------------------------------------------------------------------------------------
Total distributions ..................        (0.94)         (0.39)         (0.03)         (0.01)         (0.01)         (0.12)
                                          ------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                          ------------------------------------------------------------------------------------
Net asset value, end of period .......     $  16.38       $  16.34       $  14.47       $  13.85       $  12.29       $  10.39
                                          ====================================================================================

Total return c .......................         6.17%         15.90%          4.71%         12.76%         18.35%         (9.38)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.98% e,f      1.98% f        1.94% f        1.96%          2.04%          2.07%

Net investment income (loss) .........         0.67% e        0.64%          0.26%         (0.06)%        (0.06)%        (0.01)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $ 20,918       $ 22,120       $ 22,072       $ 21,794       $ 10,865       $  4,975

Portfolio turnover rate ..............         6.48%         34.36%         25.33%         21.69%         27.47%         15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           APRIL 30,
                                             2007                                YEAR ENDED OCTOBER 31,
CLASS C                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                          ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  16.34       $  14.47       $  13.85       $  12.28       $  10.39       $  11.57
                                          ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......        0.06           0.10           0.04          (0.01)         (0.01)            --

 Net realized and unrealized gains
  (losses) ...........................         0.92           2.16           0.61           1.58           1.91          (1.07)
                                          ------------------------------------------------------------------------------------
Total from investment operations .....         0.98           2.26           0.65           1.57           1.90          (1.07)
                                          ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.11)         (0.05)            --             --          (0.01)         (0.01)

 Net realized gains ..................        (0.84)         (0.34)         (0.03)            --             --          (0.10)
                                          ------------------------------------------------------------------------------------
Total distributions ..................        (0.95)         (0.39)         (0.03)            --          (0.01)         (0.11)
                                          ------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                          ------------------------------------------------------------------------------------
Net asset value, end of period .......     $  16.37       $  16.34       $  14.47       $  13.85       $  12.28       $  10.39
                                          ====================================================================================

Total return c .......................         6.17%         15.92%          4.69%         12.78%         18.35%         (9.34)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.98% e,f      1.97% f        1.94% f        1.96%          2.06%          2.04%

Net investment income (loss) .........         0.67% e        0.65%          0.26%         (0.06)%        (0.08)%         0.02%

SUPPLEMENTAL DATA


Net assets, end of period (000's) ....     $ 58,278       $ 63,983       $ 59,929       $ 57,966       $ 32,592       $ 17,738

Portfolio turnover rate ..............         6.48%         34.36%         25.33%         21.69%         27.47%         15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           APRIL 30,
                                             2007                                YEAR ENDED OCTOBER 31,
CLASS R                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                          ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  16.42       $  14.56       $  13.93       $  12.34       $  10.48       $  10.55
                                          ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.09           0.17           0.11           0.06           0.05           0.01

 Net realized and unrealized gains
  (losses) ...........................         0.95           2.17           0.61           1.59           1.90          (0.08)
                                          ------------------------------------------------------------------------------------
Total from investment operations .....         1.04           2.34           0.72           1.65           1.95          (0.07)
                                          ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.19)         (0.14)         (0.06)         (0.06)         (0.09)            --

 Net realized gains ..................        (0.84)         (0.34)         (0.03)            --             --             --
                                          ------------------------------------------------------------------------------------
Total distributions ..................        (1.03)         (0.48)         (0.09)         (0.06)         (0.09)            --
                                          ------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                          ------------------------------------------------------------------------------------
Net asset value, end of period .......     $  16.43       $  16.42       $  14.56       $  13.93       $  12.34       $  10.48
                                          ====================================================================================

Total return c .......................         6.49%         16.46%          5.19%         13.44%         18.77%         (0.66)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.49% e,f      1.48% f        1.44% f        1.46%          1.54%          1.59% e

Net investment income ................         1.16% e        1.14%          0.76%          0.44%          0.44%          0.47% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $  7,376       $  7,717       $  6,896       $  3,414       $    826       $     65

Portfolio turnover rate ..............         6.48%         34.36%         25.33%         21.69%         27.47%         15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period August 1, 2002 (effective date) to October 31, 2002.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                    --------------------------------
                                                    SIX MONTHS ENDED    YEAR ENDED
                                                     APRIL 30, 2007     OCTOBER 31,
ADVISOR CLASS                                          (UNAUDITED)         2006 g
                                                    --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $16.56            $14.63
                                                         ------------------------
Income from investment operations a:

 Net investment income b ......................            0.13              0.24

 Net realized and unrealized gains (losses) ...            0.95              2.23
                                                         ------------------------
Total from investment operations ..............            1.08              2.47
                                                         ------------------------
Less distributions from:

 Net investment income ........................           (0.27)            (0.20)

 Net realized gains ...........................           (0.84)            (0.34)
                                                         ------------------------
Total distributions ...........................           (1.11)            (0.54)
                                                         ------------------------
Redemption fees ...............................              -- d              -- d
                                                         ------------------------
Net asset value, end of period ................          $16.53            $16.56
                                                         ========================

Total return c ................................            6.70%            17.09%

RATIOS TO AVERAGE NET ASSETS

Expenses ......................................            0.99% e,f         0.98% f

Net investment income .........................            1.66% e           1.64%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .............          $3,206            $1,989

Portfolio turnover rate .......................            6.48%            34.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Totalreturn is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period November 1, 2005 (effective date) to October 31, 2006.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
FRANKLIN LARGE CAP VALUE FUND                           SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 92.0%
CONSUMER DURABLES 1.5%
D.R. Horton Inc. .................................       195,000    $  4,325,100
                                                                    ------------
CONSUMER NON-DURABLES 7.1%
Kimberly-Clark Corp. .............................       104,000       7,401,680
NIKE Inc., B .....................................        50,000       2,693,000
The Procter & Gamble Co. .........................       150,000       9,646,500
                                                                    ------------
                                                                      19,741,180
                                                                    ------------
CONSUMER SERVICES 3.4%
Gannett Co. Inc. .................................        34,600       1,974,276
McDonald's Corp. .................................       153,000       7,386,840
                                                                    ------------
                                                                       9,361,116
                                                                    ------------
ELECTRONIC TECHNOLOGY 1.2%
Hewlett-Packard Co. ..............................        79,700       3,358,558
                                                                    ------------
ENERGY MINERALS 9.9%
Apache Corp. .....................................        69,000       5,002,500
BP PLC, ADR (United Kingdom) .....................        45,000       3,029,400
ConocoPhillips ...................................        40,800       2,829,480
ExxonMobil Corp. .................................       130,000      10,319,400
Occidental Petroleum Corp. .......................       130,000       6,591,000
                                                                    ------------
                                                                      27,771,780
                                                                    ------------
FINANCE/RENTAL/LEASING 3.6%
Freddie Mac ......................................       156,000      10,105,680
                                                                    ------------
FINANCIAL CONGLOMERATES 3.9%
Citigroup Inc. ...................................       202,000      10,831,240
                                                                    ------------
HEALTH TECHNOLOGY 4.4%
Abbott Laboratories ..............................        95,600       5,412,872
Becton Dickinson and Co. .........................        52,000       4,091,880
Pfizer Inc. ......................................       107,000       2,831,220
                                                                    ------------
                                                                      12,335,972
                                                                    ------------
INVESTMENT BANKS/BROKERS 3.5%
Lehman Brothers Holdings Inc. ....................        67,000       5,043,760
Morgan Stanley ...................................        57,000       4,788,570
                                                                    ------------
                                                                       9,832,330
                                                                    ------------
INVESTMENT MANAGERS 2.4%
Mellon Financial Corp. ...........................       157,000       6,740,010
                                                                    ------------
LIFE/HEALTH INSURANCE 1.3%
MetLife Inc. .....................................        57,000       3,744,900
                                                                    ------------
MAJOR BANKS 10.2%
Bank of America Corp. ............................       195,000       9,925,500
U.S. Bancorp .....................................       269,000       9,240,150
Wachovia Corp. ...................................       169,000       9,386,260
                                                                    ------------
                                                                      28,551,910
                                                                    ------------
MULTI-LINE INSURANCE 2.8%
American International Group Inc. ................       109,900       7,683,109
                                                                    ------------

60 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                              SHARES         VALUE
----------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  NON-ENERGY MINERALS 1.6%
  Alcoa Inc. .........................................................        127,000   $  4,507,230
                                                                                        ------------
  PROCESS INDUSTRIES 3.9%
  The Dow Chemical Co. ...............................................        121,000      5,397,810
  Praxair Inc. .......................................................         84,478      5,453,055
                                                                                        ------------
                                                                                          10,850,865
                                                                                        ------------
  PRODUCER MANUFACTURING 13.2%
  3M Co. .............................................................         96,000      7,945,920
  General Electric Co. ...............................................        278,000     10,247,080
  Illinois Tool Works Inc. ...........................................        184,100      9,446,171
  Masco Corp. ........................................................        108,000      2,938,680
  United Technologies Corp. ..........................................         94,000      6,310,220
                                                                                        ------------
                                                                                          36,888,071
                                                                                        ------------
  PROPERTY-CASUALTY INSURANCE 5.6%
  The Allstate Corp. .................................................        137,000      8,537,840
  Chubb Corp. ........................................................        133,700      7,197,071
                                                                                        ------------
                                                                                          15,734,911
                                                                                        ------------
  RETAIL TRADE 1.3%
  Wal-Mart Stores Inc. ...............................................         73,000      3,498,160
                                                                                        ------------
  SAVINGS BANKS 2.0%
  Washington Mutual Inc. .............................................        134,000      5,625,320
                                                                                        ------------
  SPECIALTY INSURANCE 2.3%
  Ambac Financial Group Inc. .........................................         71,100      6,526,980
                                                                                        ------------
  TECHNOLOGY SERVICES 4.8%
  International Business Machines Corp. ..............................         87,000      8,892,270
  Microsoft Corp. ....................................................        148,000      4,431,120
                                                                                        ------------
                                                                                          13,323,390
                                                                                        ------------
  UTILITIES 2.1%
  Entergy Corp. ......................................................         53,000      5,996,420
                                                                                        ------------
  TOTAL COMMON STOCKS (COST $197,042,728) ............................                   257,334,232
                                                                                        ------------
  SHORT TERM INVESTMENT (COST $19,186,132) 6.9%
  MONEY MARKET FUND 6.9%
a Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.01%     19,186,132     19,186,132
                                                                                        ------------
  TOTAL INVESTMENTS (COST $216,228,860) 98.9% ........................                   276,520,364
  OTHER ASSETS, LESS LIABILITIES 1.1% ................................                     2,943,213
                                                                                        ------------
  NET ASSETS 100.0% ..................................................                  $279,463,577
                                                                                        ============

See Selected Portfolio Abbreviation on page 85.

a See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 61

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                        -------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                           YEAR ENDED OCTOBER 31,
CLASS A                                   (UNAUDITED)        2006           2005           2004           2003           2002
                                        -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  41.32       $  38.15       $  34.48       $  30.41       $  24.09       $  24.64
                                        -------------------------------------------------------------------------------------

Income from investment operations a:

 Net investment income (loss) b ......         0.19           0.48           0.18           0.05          (0.04)         (0.01)

 Net realized and unrealized gains
  (losses) ...........................         5.95           5.73           5.32           4.65           7.80           0.68
                                        -------------------------------------------------------------------------------------
Total from investment operations .....         6.14           6.21           5.50           4.70           7.76           0.67
                                        -------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.57)         (0.19)         (0.05)            --             --          (0.08)

 Net realized gains ..................        (2.22)         (2.85)         (1.78)         (0.63)         (1.44)         (1.14)
                                        -------------------------------------------------------------------------------------
Total distributions ..................        (2.79)         (3.04)         (1.83)         (0.63)         (1.44)         (1.22)
                                        -------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                        -------------------------------------------------------------------------------------
Net asset value, end of period .......     $  44.67       $  41.32       $  38.15       $  34.48       $  30.41       $  24.09
                                        =====================================================================================

Total return c .......................        15.40%         17.25%         16.45%         15.64%         33.90%          2.77%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.10% e,f      1.11% f        1.10% f        1.12% f        1.23%          1.18%

Net investment income (loss) .........         0.91% e        1.22%          0.48%          0.13%         (0.16)%        (0.02)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $517,889       $473,837       $443,037       $418,464       $310,995       $230,562

Portfolio turnover rate ..............         4.77%          6.47%         13.86%         11.38%         13.35%         28.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


62 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                    --------------------------------
                                                    SIX MONTHS ENDED     YEAR ENDED
                                                     APRIL 30, 2007      OCTOBER 31,
ADVISOR CLASS                                          (UNAUDITED)         2006 g
                                                    --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $41.43            $38.28
                                                         ------------------------
Income from investment operations a:

 Net investment income b ......................            0.24              0.61

 Net realized and unrealized gains (losses) ...            5.95              5.58
                                                         ------------------------
Total from investment operations ..............            6.19              6.19
                                                         ------------------------
Less distributions from:

 Net investment income ........................           (0.67)            (0.19)

 Net realized gains ...........................           (2.22)            (2.85)
                                                         ------------------------
Total distributions ...........................           (2.89)            (3.04)
                                                         ------------------------
Redemption fees ...............................              -- d              -- d
                                                         ------------------------
Net asset value, end of period ................          $44.73            $41.43
                                                         ========================

Total return c ................................           15.51%            17.56%

RATIOS TO AVERAGE NET ASSETS

Expenses ......................................            0.86% e,f         0.87% f

Net investment income .........................            1.15% e           1.46%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .............          $16,470           $6,298

Portfolio turnover rate .......................            4.77%             6.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Totalreturn is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period November 1, 2005 (effective date) to October 31, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                       SHARES         VALUE
--------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 81.8%
      COMMON STOCKS 78.0%
      COMMERCIAL SERVICES 1.5%
      Courier Corp. ................................       200,000   $ 7,960,000
                                                                     -----------
      COMMUNICATIONS 2.4%
      Atlantic Tele-Network Inc. ...................       511,000    12,897,640
                                                                     -----------
      CONSUMER DURABLES 3.7%
a,b,c Allen Organ Co., Escrow Account ..............        94,800     1,496,892
      Bassett Furniture Industries Inc. ............       133,100     1,884,696
    b Cavalier Homes Inc. ..........................       432,000     2,090,880
    b Chromcraft Revington Inc. ....................       200,000     1,800,000
      Cobra Electronics Corp. ......................       206,805     2,068,050
    b The Dixie Group Inc. .........................       405,000     4,997,700
      Flexsteel Industries Inc. ....................       225,000     3,321,000
    b National R.V. Holdings Inc. ..................       295,000       678,500
  b,d Rockford Corp. ...............................       575,000     1,230,500
                                                                     -----------
                                                                      19,568,218
                                                                     -----------
      CONSUMER NON-DURABLES 12.4%
    b Alliance One International Inc. ..............     1,167,000    11,448,270
      Brown Shoe Co. Inc. ..........................       282,481     7,621,337
    d Delta Apparel Inc. ...........................       680,000    11,736,800
    b John B. Sanfilippo & Son Inc. ................       195,000     2,622,750
      Premium Standard Farms Inc. ..................       700,000    15,176,000
    b Seneca Foods Corp., A ........................       256,600     7,243,818
    b Seneca Foods Corp., B ........................       121,500     3,523,500
    d Tandy Brands Accessories Inc. ................       540,000     6,847,200
                                                                     -----------
                                                                      66,219,675
                                                                     -----------
      DISTRIBUTION SERVICES 1.9%
      The Coast Distribution System Inc. ...........        66,800       484,300
    b GTSI Corp. ...................................       289,249     3,343,719
      Handleman Co. ................................       820,000     6,150,000
                                                                     -----------
                                                                       9,978,019
                                                                     -----------
      ELECTRONIC TECHNOLOGY 1.7%
    d Espey Manufacturing & Electronics Corp. ......       156,000     3,244,800
    b Ladish Co. Inc. ..............................        53,000     2,154,980
      Printronix Inc. ..............................       130,000     1,755,000
    b Sparton Corp. ................................       264,364     2,104,338
                                                                     -----------
                                                                       9,259,118
                                                                     -----------
      HEALTH SERVICES 2.0%
      Healthcare Services Group Inc. ...............       390,600    10,936,800
                                                                     -----------
      INDUSTRIAL SERVICES 5.2%
      Ecology and Environment Inc., A ..............       202,000     2,595,700
    b Exponent Inc. ................................       140,000     2,961,000
    b Layne Christensen Co. ........................       297,000    11,247,390


64 | Semiannual Report

Franklin Value Investors Trust

--------------------------------------------------------------------------------
     FRANKLIN MICROCAP VALUE FUND                   SHARES           VALUE
--------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     INDUSTRIAL SERVICES (CONTINUED)
   b PHI Inc. .................................        17,600     $    475,200
   b PHI Inc. non-voting ......................       394,499       10,529,178
                                                                  ------------
                                                                    27,808,468
                                                                  ------------
     MUTUAL FUND 1.7%
     Kohlberg Capital Corp. ...................       500,000        8,970,000
                                                                  ------------
     NON-ENERGY MINERALS 0.9%
 b,d Continental Materials Corp. ..............       109,000        3,351,750
     The Monarch Cement Co. ...................        42,444        1,358,208
                                                                  ------------
                                                                     4,709,958
                                                                  ------------
     PROCESS INDUSTRIES 5.0%
 b,d American Pacific Corp. ...................       676,300        8,047,970
   b Intertape Polymer Group Inc. (Canada) ....       250,000        1,225,000
   b Mercer International Inc. (Germany) ......       761,400        9,334,764
 b,d Omega Protein Corp. ......................     1,000,000        7,090,000
     Schweitzer-Mauduit International Inc. ....        34,724          953,174
                                                                  ------------
                                                                    26,650,908
                                                                  ------------
     PRODUCER MANUFACTURING 19.2%
     Alamo Group Inc. .........................       105,000        2,835,000
     Burnham Holdings Inc., A .................       120,000        1,986,000
     Central Steel and Wire Co. ...............         6,905        4,315,628
     CIRCOR International Inc. ................       247,500        9,009,000
   b Gehl Co. .................................       300,000        8,781,000
     Gibraltar Industries Inc. ................       356,099        7,941,008
   d Hardinge Inc. ............................       872,000       24,250,320
     Insteel Industries Inc. ..................       124,560        2,078,906
 b,d Nashua Corp. .............................       477,930        4,506,880
   b Northwest Pipe Co. .......................       310,000       11,082,500
   b P & F Industries Inc., A .................         6,857           95,929
 b,d Proliance International Inc. .............       823,800        3,031,584
   b RTI International Metals Inc. ............       186,000       17,534,220
     Smith Investment Co. .....................        44,600        2,876,700
   b Tecumseh Products Co., A .................       230,000        2,336,800
   b Tecumseh Products Co., B .................        12,799          131,062
                                                                  ------------
                                                                   102,792,537
                                                                  ------------
     PROPERTY-CASUALTY INSURANCE 4.5%
 b,d ACMAT Corp., A ...........................       392,800       10,409,200
     Baldwin & Lyons Inc., B ..................       228,264        5,622,142
     Mercer Insurance Group Inc. ..............        25,000          466,750
     Safety Insurance Group Inc. ..............        51,000        2,043,060
   b United America Indemnity Ltd. ............       217,168        5,424,857
                                                                  ------------
                                                                    23,966,009
                                                                  ------------


                                                          Semiannual Report | 65

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------
      FRANKLIN MICROCAP VALUE FUND                                                             SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      REAL ESTATE DEVELOPMENT 2.6%
      Bresler & Reiner Inc. ............................................................        205,000   $ 7,943,750
    b Griffin Land & Nurseries Inc. ....................................................        173,000     5,916,600
a,b,c LandCo Real Estate LLC, Liquidating Trust ........................................         94,800       240,792
                                                                                                          -----------
                                                                                                           14,101,142
                                                                                                          -----------
      REAL ESTATE INVESTMENT TRUST 1.5%
      Arbor Realty Trust Inc. ..........................................................        270,000     8,313,300
                                                                                                          -----------
      RETAIL TRADE 4.4%
  b,d Duckwall-ALCO Stores Inc. ........................................................        227,500     8,656,375
      Haverty Furniture Cos. Inc. ......................................................        147,000     1,875,720
  b,d S&K Famous Brands Inc. ...........................................................        255,500     3,385,375
      Village Super Market Inc., A .....................................................        214,000     9,428,840
                                                                                                          -----------
                                                                                                           23,346,310
                                                                                                          -----------
      SAVINGS BANKS 2.1%
      Beverly Hills Bancorp Inc. .......................................................        700,000     4,669,000
      First Defiance Financial Corp. ...................................................        235,000     6,591,750
                                                                                                          -----------
                                                                                                           11,260,750
                                                                                                          -----------
      TRANSPORTATION 4.8%
    b Crowley Maritime Corp. ...........................................................          2,342     6,979,160
  b,d International Shipholding Corp. ..................................................        474,800    11,015,360
      OMI Corp. ........................................................................        120,000     3,488,400
      Providence and Worcester Railroad Co. ............................................        205,000     4,018,000
                                                                                                          -----------
                                                                                                           25,500,920
                                                                                                          -----------
      UTILITIES 0.5%
      Central Vermont Public Service Corp. .............................................         26,400       850,080
    b Maine & Maritimes Corp. ..........................................................         27,800       648,017
    b SEMCO Energy Inc. ................................................................        130,000       985,400
                                                                                                          -----------
                                                                                                            2,483,497
                                                                                                          -----------
      TOTAL COMMON STOCKS (COST $203,144,607) ..........................................                  416,723,269
                                                                                                          -----------
      CONVERTIBLE PREFERRED STOCKS 1.6%
      CONSUMER NON-DURABLES 1.6%
    b Seneca Foods Corp., cvt. participating pfd. ......................................        200,000     5,646,000
    b Seneca Foods Corp., cvt. participating pfd., 2003 ................................        100,000     2,823,000
                                                                                                          -----------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) .............................                    8,469,000
                                                                                                          -----------

                                                                                         ----------------
                                                                                         PRINCIPAL AMOUNT
                                                                                         ----------------
      CONVERTIBLE BOND (COST $7,000,000) 2.2%
      PROCESS INDUSTRIES 2.2%
    e Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany)   $  7,000,000    12,063,660
                                                                                                          -----------
      TOTAL LONG TERM INVESTMENTS (COST $215,049,607) ..................................                  437,255,929
                                                                                                          -----------


66 | Semiannual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $97,632,965) 18.3%
  MONEY MARKET FUND 18.3%
f Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.01%      97,632,965   $  97,632,965
                                                                                         -------------
 TOTAL INVESTMENTS (COST $312,682,572) 100.1% ........................                     534,888,894
 OTHER ASSETS, LESS LIABILITIES (0.1)% ...............................                        (529,458)
                                                                                         -------------
 NET ASSETS 100.0% ...................................................                   $ 534,359,436
                                                                                         =============

a Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2007, the aggregate value of these securities was $1,737,684 representing 0.33% of net assets.

b     Non-income producing for the twelve months ended April 30, 2007.

c     See Note 8 regarding restricted securities.

d     See Note 9 regarding holdings of 5% voting securities.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2007, the value of this security was $12,063,660, representing 2.26% of net assets.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                      -------------------------------------------------
                                                      SIX MONTHS ENDED    YEAR ENDED       PERIOD ENDED
                                                       APRIL 30, 2007     OCTOBER 31,       OCTOBER 31,
CLASS A                                                  (UNAUDITED)          2006             2005 g
                                                      -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $11.37            $ 9.80            $10.00
                                                      -------------------------------------------------
Income from investment operations a:

 Net investment income b ........................            0.29              0.04              0.01

 Net realized and unrealized gains (losses) .....            1.03              1.59             (0.21)
                                                      -------------------------------------------------
Total from investment operations ................            1.32              1.63             (0.20)
                                                      -------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.20)            (0.06)               --

 Net realized gains .............................           (0.15)               --                --
                                                      -------------------------------------------------
Total distributions .............................           (0.35)            (0.06)               --
                                                      -------------------------------------------------
Redemption fees .................................              -- d              -- d              -- d
                                                      -------------------------------------------------
Net asset value, end of period ..................          $12.34            $11.37            $ 9.80
                                                      =================================================

Total return c ..................................           11.82%            16.70%            (2.00)%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates            1.73% e           1.97%             2.57% e

Expenses net of waiver and payments by affiliates            1.40% e           1.40% f           1.40% e

Net investment income ...........................            4.99% e           0.38%             0.37% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $61,320           $42,677           $11,804

Portfolio turnover rate .........................            3.81%            10.96%                --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.


68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                      ---------------------------------------------------
                                                      SIX MONTHS ENDED    YEAR ENDED       PERIOD ENDED
                                                       APRIL 30, 2007     OCTOBER 31,       OCTOBER 31,
CLASS C                                                  (UNAUDITED)          2006             2005 g
                                                      ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $11.29            $ 9.78            $10.00
                                                      -------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .................            0.25             (0.03)            (0.01)

 Net realized and unrealized gains (losses) .....            1.02              1.59             (0.21)
                                                      -------------------------------------------------
Total from investment operations ................            1.27              1.56             (0.22)
                                                      -------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.14)            (0.05)               --

 Net realized gains .............................           (0.15)               --                --
                                                      -------------------------------------------------
Total distributions .............................           (0.29)            (0.05)               --
                                                      -------------------------------------------------
Redemption fees .................................              -- d              -- d              -- d
                                                      -------------------------------------------------
Net asset value, end of period ..................          $12.27            $11.29            $ 9.78
                                                      =================================================

Total return c ..................................           11.45%            15.95%            (2.20)%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates          2.40% e             2.60%           3.22% e

Expenses net of waiver and payments by affiliates          2.07% e           2.03% f           2.05% e

Net investment income (loss) ....................          4.32% e            (0.25)%          (0.28)% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $13,156           $9,406            $3,275

Portfolio turnover rate .........................            3.81%            10.96%               --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 69

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                      ---------------------------------------------------
                                                      SIX MONTHS ENDED    YEAR ENDED       PERIOD ENDED
                                                       APRIL 30, 2007     OCTOBER 31,       OCTOBER 31,
CLASS R                                                  (UNAUDITED)          2006             2005 g
                                                      ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $11.35            $ 9.80            $10.00
                                                      -------------------------------------------------
Income from investment operations a:

 Net investment income b ........................            0.29              0.02              0.01

 Net realized and unrealized gains (losses) .....            1.02              1.59             (0.21)
                                                      -------------------------------------------------
Total from investment operations ................            1.31              1.61             (0.20)
                                                      -------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.21)            (0.06)               --

 Net realized gains .............................           (0.15)               --                --
                                                      -------------------------------------------------
Total distributions .............................           (0.36)            (0.06)               --
                                                      -------------------------------------------------
Redemption fees .................................              -- d              -- d              -- d
                                                      -------------------------------------------------
Net asset value, end of period ..................          $12.30            $11.35            $ 9.80
                                                      =================================================

Total return c ..................................           11.75%            16.47%            (2.00)%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates            1.88% e           2.12%             2.72% e

Expenses net of waiver and payments by affiliates            1.55% e           1.55% f           1.55% e

Net investment income ...........................            4.84% e           0.23%             0.22% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $  638            $  133            $   36

Portfolio turnover rate .........................            3.81%            10.96%               --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.


70 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                      ---------------------------------------------------
                                                      SIX MONTHS ENDED    YEAR ENDED       PERIOD ENDED
                                                       APRIL 30, 2007     OCTOBER 31,       OCTOBER 31,
ADVISOR CLASS                                            (UNAUDITED)          2006             2005 g
                                                      ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $11.42            $ 9.81            $10.00
                                                      -------------------------------------------------
Income from investment operations a:

 Net investment income b ........................            0.32              0.08              0.03

 Net realized and unrealized gains (losses) .....            1.03              1.60             (0.22)
                                                      -------------------------------------------------
Total from investment operations ................            1.35              1.68             (0.19)
                                                      -------------------------------------------------
Less distributions from:

 Net investment income ..........................           (0.23)            (0.07)               --

 Net realized gains .............................           (0.15)               --                --
                                                      -------------------------------------------------
Total distributions .............................           (0.38)            (0.07)               --
                                                      -------------------------------------------------
Redemption fees .................................              -- d              -- d              -- d
                                                      -------------------------------------------------
Net asset value, end of period ..................          $12.39            $11.42            $ 9.81
                                                      =================================================

Total return c ..................................           12.03%            17.18%            (1.90)%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates            1.38% e           1.62%             2.22% e

Expenses net of waiver and payments by affiliates            1.05% e           1.05% f           1.05% e

Net investment income ...........................            5.34% e           0.73%             0.72% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $1,012            $  777            $  434

Portfolio turnover rate .........................            3.81%            10.96%               --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Totalreturn is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------------
  FRANKLIN MIDCAP VALUE FUND                                     SHARES       VALUE
--------------------------------------------------------------------------------------
  COMMON STOCKS 94.1%
  COMMERCIAL SERVICES 2.6%
a SAIC Inc. ................................................      106,900   $1,955,201
                                                                            ----------
  CONSUMER DURABLES 9.3%
  Fortune Brands Inc. ......................................       36,600    2,931,660
  Hasbro Inc. ..............................................       32,800    1,036,808
  Leggett & Platt Inc. .....................................       28,600      672,672
  Lennar Corp., A ..........................................        6,300      269,073
  M.D.C. Holdings Inc. .....................................       27,800    1,425,028
  Pulte Homes Inc. .........................................       26,700      718,230
                                                                            ----------
                                                                             7,053,471
                                                                            ----------
  CONSUMER NON-DURABLES 7.9%
  Alberto-Culver Co. .......................................       32,200      782,138
  Dean Foods Co. ...........................................       53,600    1,952,648
  The Hershey Co. ..........................................       35,000    1,923,600
  McCormick & Co. Inc. .....................................       26,700      991,104
a Timberland Co., A ........................................       13,500      348,435
                                                                            ----------
                                                                             5,997,925
                                                                            ----------
  CONSUMER SERVICES 0.7%
  Gannett Co. Inc. .........................................        8,800      502,128
                                                                            ----------
  DISTRIBUTION SERVICES 0.6%
  W.W. Grainger Inc. .......................................        5,700      470,934
                                                                            ----------
  ELECTRONIC TECHNOLOGY 2.2%
  Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)       35,800    1,679,378
                                                                            ----------
  ENERGY MINERALS 5.8%
  Chesapeake Energy Corp. ..................................       45,500    1,535,625
  Peabody Energy Corp. .....................................       52,800    2,533,344
  Pioneer Natural Resources Co. ............................        7,100      356,420
                                                                            ----------
                                                                             4,425,389
                                                                            ----------
  FINANCE/RENTAL/LEASING 1.8%
  CIT Group Inc. ...........................................       22,900    1,365,985
                                                                            ----------
  HEALTH SERVICES 2.9%
a LifePoint Hospitals Inc. .................................       26,100      952,911
  Pharmaceutical Product Development Inc. ..................       35,400    1,276,878
                                                                            ----------
                                                                             2,229,789
                                                                            ----------
  HEALTH TECHNOLOGY 4.7%
a Endo Pharmaceuticals Holdings Inc. .......................       41,600    1,287,104
  Hillenbrand Industries Inc. ..............................       28,700    1,755,005
a Watson Pharmaceuticals Inc. ..............................       19,400      529,620
                                                                            ----------
                                                                             3,571,729
                                                                            ----------
  INDUSTRIAL SERVICES 3.2%
  ENSCO International Inc. .................................       25,800    1,454,604
a Helix Energy Solutions Group Inc. ........................       26,695    1,021,351
                                                                            ----------
                                                                             2,475,955
                                                                            ----------


72 | Semiannual Report

Franklin Value Investors Trust

-------------------------------------------------------------------------------
  FRANKLIN MIDCAP VALUE FUND                              SHARES       VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  INSURANCE BROKERS/SERVICES 0.5%
  Arthur J. Gallagher & Co. ...........................     14,200   $  397,032
                                                                     ----------
  INVESTMENT MANAGERS 2.3%
  KKR Private Equity Investors LP (Guernsey Islands) ..     71,200    1,737,280
                                                                     ----------
  LIFE/HEALTH INSURANCE 1.0%
  American National Insurance Co. .....................      2,100      274,092
  Protective Life Corp. ...............................     11,000      515,900
                                                                     ----------
                                                                        789,992
                                                                     ----------
  MAJOR BANKS 0.9%
  PNC Financial Services Group Inc. ...................      9,727      720,771
                                                                     ----------
  NON-ENERGY MINERALS 1.2%
  Nucor Corp. .........................................      5,600      355,376
  United States Steel Corp. ...........................      5,400      548,316
                                                                     ----------
                                                                        903,692
                                                                     ----------
  PROCESS INDUSTRIES 9.9%
  Airgas Inc. .........................................      9,900      441,045
  Bemis Co. Inc. ......................................     24,600      817,212
  Bunge Ltd. ..........................................     19,200    1,454,592
  Cabot Corp. .........................................     11,800      534,540
  Celanese Corp., A ...................................     60,500    2,006,785
  MeadWestvaco Corp. ..................................     35,700    1,190,952
  Sigma-Aldrich Corp. .................................     25,100    1,056,208
                                                                     ----------
                                                                      7,501,334
                                                                     ----------
  PRODUCER MANUFACTURING 10.9%
  Autoliv Inc. (Sweden) ...............................     23,800    1,383,970
  Carlisle Cos. Inc. ..................................     28,100    1,157,158
  Dover Corp. .........................................     27,400    1,318,488
  Graco Inc. ..........................................     21,200      837,400
  Oshkosh Truck Corp. .................................     36,500    2,041,810
  Roper Industries Inc. ...............................     28,500    1,597,710
                                                                     ----------
                                                                      8,336,536
                                                                     ----------
  PROPERTY-CASUALTY INSURANCE 3.9%
  Cincinnati Financial Corp. ..........................     10,600      479,544
  Erie Indemnity Co., A ...............................     31,000    1,629,050
  Mercury General Corp. ...............................      3,600      194,940
  Montpelier Re Holdings Ltd. (Bermuda) ...............      8,000      146,080
  Old Republic International Corp. ....................     23,875      507,821
                                                                     ----------
                                                                      2,957,435
                                                                     ----------
  RETAIL TRADE 2.0%
  Dollar General Corp. ................................     27,400      584,990
  Family Dollar Stores Inc. ...........................     20,600      655,904
a Sally Beauty Holdings Inc. ..........................     32,200      316,204
                                                                     ----------
                                                                      1,557,098
                                                                     ----------

                                                          Semiannual Report | 73

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------
  FRANKLIN MIDCAP VALUE FUND                                                SHARES          VALUE
----------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  SPECIALTY INSURANCE 4.5%
  Assurant Inc. .......................................................        33,700    $ 1,938,761
  MGIC Investment Corp. ...............................................         8,200        505,202
  The PMI Group Inc. ..................................................        10,400        504,088
  Radian Group Inc. ...................................................         8,500        493,935
                                                                                         -----------
                                                                                           3,441,986
                                                                                         -----------
  TRANSPORTATION 9.2%
  J.B. Hunt Transport Services Inc. ...................................        59,000      1,596,540
  Overseas Shipholding Group Inc. .....................................        27,400      1,939,920
  Southwest Airlines Co. ..............................................       161,400      2,316,090
  Teekay Shipping Corp. (Bahamas) .....................................        19,100      1,139,315
                                                                                         -----------
                                                                                           6,991,865
                                                                                         -----------
  UTILITIES 6.1%
  Atmos Energy Corp. ..................................................        56,100      1,779,492
  DTE Energy Co. ......................................................        41,800      2,114,662
  Northeast Utilities .................................................        22,600        727,042
                                                                                         -----------
                                                                                           4,621,196
                                                                                         -----------
  TOTAL COMMON STOCKS (COST $63,405,600) ..............................                   71,684,101
                                                                                         -----------
  SHORT TERM INVESTMENT (COST $4,530,949) 6.0%
  MONEY MARKET FUND 6.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.01%      4,530,949      4,530,949
                                                                                         -----------
  TOTAL INVESTMENTS (COST $67,936,549) 100.1% .........................                   76,215,050
  OTHER ASSETS, LESS LIABILITIES (0.1)% ...............................                      (89,783)
                                                                                         -----------
  NET ASSETS 100.0% ...................................................                  $76,125,267
                                                                                         ===========

See Selected Portfolio Abbreviation on page 85.

a     Non-income producing for the twelve months ended April 30, 2007.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                        --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                          YEAR ENDED OCTOBER 31,
CLASS A                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                        --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  45.27       $  39.41       $  34.37       $  28.19       $  22.15       $  22.49
                                           -----------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......         0.14           0.17           0.15           0.30          (0.02)          0.02

 Net realized and unrealized gains
  (losses) ...........................         4.44           6.70           5.15           5.88           6.06          (0.33)
                                           -----------------------------------------------------------------------------------
Total from investment operations .....         4.58           6.87           5.30           6.18           6.04          (0.31)
                                           -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.28)         (0.10)         (0.26)            --             --             --

 Net realized gains ..................        (3.05)         (0.91)            --             --             --             --

 Tax return of capital ...............           --             --             --             --             --          (0.03)
                                           -----------------------------------------------------------------------------------
Total distributions ..................        (3.33)         (1.01)         (0.26)            --             --          (0.03)
                                           -----------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                           -----------------------------------------------------------------------------------
Net asset value, end of period .......     $  46.52       $  45.27       $  39.41       $  34.37       $  28.19       $  22.15
                                           ===================================================================================

Total return c .......................        10.48%         17.73%         15.46%         21.92%         27.27%         (1.41)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.12% e,f      1.22% f        1.29% f        1.35% f        1.44%          1.37%

Net investment income (loss) .........         0.64% e        0.40%          0.39%          0.95%         (0.07)%         0.09%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $837,037       $703,238       $486,563       $296,000       $200,181       $140,202

Portfolio turnover rate ..............         3.13%         17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                        --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                          YEAR ENDED OCTOBER 31,
CLASS B                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                        --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  43.43       $  38.00       $  33.20       $  27.41       $  21.67       $  22.13
                                           -----------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......        (0.02)         (0.12)         (0.09)          0.09          (0.17)         (0.14)

 Net realized and unrealized gains
  (losses) ...........................         4.24           6.46           4.97           5.70           5.91          (0.32)
                                           -----------------------------------------------------------------------------------
Total from investment operations .....         4.22           6.34           4.88           5.79           5.74          (0.46)
                                           -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............           --             --          (0.08)            --             --             --

 Net realized gains ..................        (3.05)         (0.91)            --             --             --             --
                                           -----------------------------------------------------------------------------------
Total distributions ..................        (3.05)         (0.91)         (0.08)            --             --             --
                                           -----------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                           -----------------------------------------------------------------------------------
Net asset value, end of period .......     $  44.60       $  43.43       $  38.00       $  33.20       $  27.41       $  21.67
                                           ===================================================================================

Total return c .......................        10.06%         16.98%         14.68%         21.12%         26.49%         (2.08)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.87% e,f      1.90% f        1.94% f        2.00% f        2.09%          2.02%

Net investment income (loss) .........        (0.11)% e      (0.28)%        (0.26)%         0.30%         (0.72)%        (0.56)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $ 80,664       $ 79,482       $ 76,575       $ 65,551       $ 47,551       $ 29,535

Portfolio turnover rate ..............         3.13%         17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                        --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                          YEAR ENDED OCTOBER 31,
CLASS C                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                        --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  42.99       $  37.63       $  32.86       $  27.13       $  21.46       $  21.90
                                        --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......        (0.02)         (0.11)         (0.09)          0.08          (0.17)         (0.13)

 Net realized and unrealized gains
  (losses) ...........................         4.20           6.38           4.92           5.65           5.84          (0.31)
                                        --------------------------------------------------------------------------------------
Total from investment operations .....         4.18           6.27           4.83           5.73           5.67          (0.44)
                                        --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.05)            --          (0.06)            --             --             --

 Net realized gains ..................        (3.05)         (0.91)            --             --             --             --
                                        --------------------------------------------------------------------------------------
Total distributions ..................        (3.10)         (0.91)         (0.06)            --             --             --
                                        --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                        --------------------------------------------------------------------------------------
Net asset value, end of period .......     $  44.07       $  42.99       $  37.63       $  32.86       $  27.13       $  21.46
                                        ======================================================================================

Total return c .......................        10.07%         16.96%         14.69%         21.12%         26.42%         (2.01)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.87% e,f      1.90% f        1.94% f        2.00% f        2.10%          1.99%

Net investment income (loss) .........        (0.11)% e      (0.28)%        (0.26)%         0.30%         (0.73)%        (0.53)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $275,032       $240,395       $186,490       $136,805       $109,353       $ 81,186

Portfolio turnover rate ..............         3.13%         17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                        -----------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                          YEAR ENDED OCTOBER 31,
CLASS R                                   (UNAUDITED)         2006           2005           2004           2003           2002
                                        -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  45.07       $  39.22       $  34.24       $  28.13       $  22.14       $  23.34
                                        -----------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......         0.09           0.10           0.09           0.31          (0.07)         (0.04)

 Net realized and unrealized gains
  (losses) ...........................         4.41           6.66           5.14           5.80           6.06          (1.16)
                                        -----------------------------------------------------------------------------------------
Total from investment operations .....         4.50           6.76           5.23           6.11           5.99          (1.20)
                                        -----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.24)            -- d        (0.25)            --             --             --

 Net realized gains ..................        (3.05)         (0.91)            --             --             --             --
                                        -----------------------------------------------------------------------------------------
Total distributions ..................        (3.29)         (0.91)         (0.25)            --             --             --
                                        -----------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                        -----------------------------------------------------------------------------------------
Net asset value, end of period .......     $  46.28       $  45.07       $  39.22       $  34.24       $  28.13       $  22.14
                                        =========================================================================================

Total return c .......................        10.35%         17.54%         15.24%         21.72%         27.06%         (5.14)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         1.37% e,f      1.40% f        1.44% f        1.50% f        1.59%          1.52% e

Net investment income (loss) .........         0.39% e        0.22%          0.24%          0.80%         (0.22)%        (0.06)% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $ 91,085       $ 56,811       $ 31,550       $ 24,951       $  6,914       $  1,097

Portfolio turnover rate ..............         3.13%         17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Totalreturn does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period August 1, 2002 (effective date) to October 31, 2002.


78 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                        ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                        APRIL 30, 2007                          YEAR ENDED OCTOBER 31,
ADVISOR CLASS                             (UNAUDITED)         2006           2005           2004           2003           2002
                                        ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .     $  46.46       $  40.42       $  35.21       $  28.78       $  22.53       $  22.82
                                        ---------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.21           0.32           0.29           0.44           0.07           0.10

 Net realized and unrealized gains
  (losses) ...........................         4.55           6.86           5.28           5.99           6.18          (0.34)
                                        ---------------------------------------------------------------------------------------
Total from investment operations .....         4.76           7.18           5.57           6.43           6.25          (0.24)
                                        ---------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............        (0.38)         (0.23)         (0.36)            --             --             --

 Net realized gains ..................        (3.05)         (0.91)            --             --             --             --

 Tax return of capital ...............           --             --             --             --             --          (0.05)
                                        ---------------------------------------------------------------------------------------
Total distributions ..................        (3.43)         (1.14)         (0.36)            --             --          (0.05)
                                        ---------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           -- d           --             --
                                        ---------------------------------------------------------------------------------------
Net asset value, end of period .......     $  47.79       $  46.46       $  40.42       $  35.21       $  28.78       $  22.53
                                        =======================================================================================

Total return c .......................        10.61%         18.13%         15.84%         22.34%         27.74%         (1.07)%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................         0.87% e,f      0.90% f        0.94% f        1.00% f        1.09%          1.02%

Net investment income ................         0.89% e        0.72%          0.74%          1.30%          0.28%          0.44%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....     $ 81,488       $ 56,912       $ 37,852       $ 26,701       $ 13,089       $  9,586

Portfolio turnover rate ..............         3.13%         17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Totalreturn is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

---------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                           SHARES        VALUE
---------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 88.9%
  COMMON STOCKS 88.8%
  COMMERCIAL SERVICES 0.9%
  ABM Industries Inc. ..............................       454,067   $ 12,777,445
                                                                     ------------
  CONSUMER DURABLES 9.4%
  Bassett Furniture Industries Inc. ................       284,000      4,021,440
  Briggs & Stratton Corp. ..........................       356,500     10,577,355
  Brunswick Corp. ..................................       187,000      6,126,120
  D.R. Horton Inc. .................................        75,000      1,663,500
  Ethan Allen Interiors Inc. .......................       283,000      9,989,900
  Hooker Furniture Corp. ...........................       615,000     13,548,450
a La-Z-Boy Inc. ....................................       767,000      8,966,230
  M/I Homes Inc. ...................................       510,000     15,162,300
  M.D.C. Holdings Inc. .............................       123,600      6,335,736
  Monaco Coach Corp. ...............................       787,500     12,072,375
b Russ Berrie and Co. Inc. .........................       544,600      8,185,338
  Thor Industries Inc. .............................       418,500     16,668,855
  Winnebago Industries Inc. ........................       469,000     15,036,140
                                                                     ------------
                                                                      128,353,739
                                                                     ------------
  CONSUMER NON-DURABLES 3.0%
b Alliance One International Inc. ..................       221,700      2,174,877
  Brown Shoe Co. Inc. ..............................       506,250     13,658,625
  Lancaster Colony Corp. ...........................        60,000      2,533,800
b Timberland Co., A ................................       286,500      7,394,565
b The Warnaco Group Inc. ...........................       539,000     15,242,920
                                                                     ------------
                                                                       41,004,787
                                                                     ------------
  CONSUMER SERVICES 0.2%
  Bob Evans Farms Inc. .............................        63,400      2,326,780
                                                                     ------------
  DISTRIBUTION SERVICES 0.1%
  Applied Industrial Technologies Inc. .............        49,799      1,338,099
                                                                     ------------
  ELECTRONIC TECHNOLOGY 3.6%
b Avocent Corp. ....................................       590,000     16,525,900
b Benchmark Electronics Inc. .......................       397,000      8,408,460
  Cohu Inc. ........................................       620,000     12,759,600
  Diebold Inc. .....................................        95,000      4,528,650
b OmniVision Technologies Inc. .....................       531,000      7,179,120
                                                                     ------------
                                                                       49,401,730
                                                                     ------------
  ENERGY MINERALS 3.5%
  Arch Coal Inc. ...................................       263,600      9,508,052
  CONSOL Energy Inc. ...............................       310,000     12,979,700
  Peabody Energy Corp. .............................       277,200     13,300,056
  Pioneer Natural Resources Co. ....................        90,000      4,518,000
b Unit Corp. .......................................       135,000      7,715,250
                                                                     ------------
                                                                       48,021,058
                                                                     ------------


80 | Semiannual Report

Franklin Value Investors Trust

--------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  FINANCE/RENTAL/LEASING 0.5%
b Dollar Thrifty Automotive Group Inc. .............       140,000   $ 6,563,200
                                                                     -----------
  HEALTH SERVICES 0.4%
  Pharmaceutical Product Development Inc. ..........       141,500     5,103,905
                                                                     -----------
  HEALTH TECHNOLOGY 1.6%
b Adams Respiratory Therapeutics Inc. ..............        12,600       472,626
  STERIS Corp. .....................................       401,600    10,264,896
  West Pharmaceutical Services Inc. ................       226,700    11,282,859
                                                                     -----------
                                                                      22,020,381
                                                                     -----------
  INDUSTRIAL SERVICES 5.9%
b Atwood Oceanics Inc. .............................       105,000     6,604,500
b Bristow Group Inc. ...............................       304,800    11,460,480
b EMCOR Group Inc. .................................       110,000     6,895,900
  ENSCO International Inc. .........................        69,000     3,890,220
b Global Industries Ltd. ...........................       295,000     6,124,200
b Helix Energy Solutions Group Inc. ................       400,000    15,304,000
b Lone Star Technologies Inc. ......................       166,600    11,063,906
b Oil States International Inc. ....................       312,000    10,586,160
  Rowan Cos. Inc. ..................................       235,800     8,639,712
                                                                     -----------
                                                                      80,569,078
                                                                     -----------
  INSURANCE BROKERS/SERVICES 0.6%
  Arthur J. Gallagher & Co. ........................       310,000     8,667,600
                                                                     -----------
  LIFE/HEALTH INSURANCE 1.8%
  American National Insurance Co. ..................        56,800     7,413,536
  Presidential Life Corp. ..........................        65,000     1,235,650
  Protective Life Corp. ............................       212,000     9,942,800
  StanCorp Financial Group Inc. ....................       123,000     5,854,800
                                                                     -----------
                                                                      24,446,786
                                                                     -----------
  NON-ENERGY MINERALS 7.4%
  Gerdau Ameristeel Corp. (Canada) .................     1,321,000    16,248,300
  Reliance Steel & Aluminum Co. ....................       399,400    23,724,360
  Steel Dynamics Inc. ..............................       774,400    34,313,664
  United States Steel Corp. ........................        99,000    10,052,460
  Universal Forest Products Inc. ...................       355,400    16,511,884
                                                                     -----------
                                                                     100,850,668
                                                                     -----------
  PROCESS INDUSTRIES 7.9%
  Airgas Inc. ......................................       295,600    13,168,980
  AptarGroup Inc. ..................................       162,000    11,866,500
  Bemis Co. Inc. ...................................       189,000     6,278,580
  Bowater Inc. .....................................       371,700     8,136,513
  Bunge Ltd. .......................................       174,000    13,182,240
  Cabot Corp. ......................................       283,200    12,828,960
  Glatfelter .......................................       521,600     7,797,920


                                                          Semiannual Report | 81

Franklin Value Investors Trust

--------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                          SHARES         VALUE
--------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  PROCESS INDUSTRIES (CONTINUED)
b Mercer International Inc. (Germany) ...............     465,000   $  5,700,900
  RPM International Inc. ............................     692,400     14,727,348
  Westlake Chemical Corp. ...........................     458,800     13,392,372
                                                                    ------------
                                                                     107,080,313
                                                                    ------------
  PRODUCER MANUFACTURING 20.9%
  A.O. Smith Corp. ..................................     115,500      4,400,550
  American Woodmark Corp. ...........................     312,300     10,777,473
  Apogee Enterprises Inc. ...........................     783,000     18,854,640
b Astec Industries Inc. .............................      70,100      2,853,070
  Baldor Electric Co. ...............................         500         19,695
  Brady Corp., A ....................................     500,000     16,430,000
  Carlisle Cos. Inc. ................................     219,600      9,043,128
  CIRCOR International Inc. .........................     254,300      9,256,520
  CNH Global NV (Netherlands) .......................     174,000      7,532,460
b Genlyte Group Inc. ................................     120,000      9,361,200
  Gentex Corp. ......................................     188,700      3,358,860
  Gibraltar Industries Inc. .........................     692,000     15,431,600
  Graco Inc. ........................................     395,300     15,614,350
  Kennametal Inc. ...................................     215,000     15,170,400
b Mettler-Toledo International Inc. (Switzerland) ...     165,000     16,107,300
  Mine Safety Appliances Co. ........................     417,200     17,584,980
  Mueller Industries Inc. ...........................     548,900     18,003,920
  Nordson Corp. .....................................     134,500      6,164,135
b Powell Industries Inc. ............................     107,900      3,397,771
  Roper Industries Inc. .............................     300,000     16,818,000
  Simpson Manufacturing Co. Inc. ....................     115,600      3,718,852
  Superior Industries International Inc. ............     370,000      8,454,500
  Teleflex Inc. .....................................     174,500     12,534,335
  Timken Co. ........................................      69,600      2,295,408
  Trinity Industries Inc. ...........................     241,000     11,182,400
  Wabash National Corp. .............................   1,150,500     17,901,780
  Watts Water Technologies Inc., A ..................     337,000     13,648,500
                                                                    ------------
                                                                     285,915,827
                                                                    ------------
  PROPERTY-CASUALTY INSURANCE 4.4%
  Aspen Insurance Holdings Ltd. .....................     682,000     18,079,820
  Erie Indemnity Co., A .............................       3,400        178,670
  IPC Holdings Ltd. .................................     582,000     17,448,360
  Montpelier Re Holdings Ltd. (Bermuda) .............     864,700     15,789,422
  RLI Corp. .........................................     162,100      9,027,349
                                                                    ------------
                                                                      60,523,621
                                                                    ------------
  REAL ESTATE INVESTMENT TRUST 0.6%
  Arbor Realty Trust Inc. ...........................     253,500      7,805,265
                                                                    ------------
  REGIONAL BANKS 1.4%
  Chemical Financial Corp. ..........................     182,455      4,877,022
  Peoples Bancorp Inc. ..............................     194,700      4,877,235
  TrustCo Bank Corp. NY .............................     975,000      8,940,750
                                                                    ------------
                                                                      18,695,007
                                                                    ------------

82 | Semiannual Report

Franklin Value Investors Trust

--------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                               SHARES            VALUE
--------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  RETAIL TRADE 6.9%
  Casey's General Stores Inc. ........................................          628,500   $   15,806,775
  Christopher & Banks Corp. ..........................................          445,700        7,715,067
  Dillard's Inc., A ..................................................           49,400        1,710,722
b Gymboree Corp. .....................................................          149,500        5,707,910
b Hot Topic Inc. .....................................................          574,300        6,483,847
  The Men's Wearhouse Inc. ...........................................          168,000        7,269,360
  Pier 1 Imports Inc. ................................................          523,500        3,952,425
  Regis Corp. ........................................................          514,000       19,650,220
  Tuesday Morning Corp. ..............................................          954,960       13,331,242
b West Marine Inc. ...................................................          795,000       11,686,500
b Zale Corp. .........................................................           46,200        1,289,442
                                                                                          --------------
                                                                                              94,603,510
                                                                                          --------------
  SAVINGS BANKS 0.2%
  First Indiana Corp. ................................................          118,750        2,306,125
                                                                                          --------------
  SPECIALTY INSURANCE 0.2%
  The PMI Group Inc. .................................................           60,000        2,908,200
                                                                                          --------------
  TRANSPORTATION 5.2%
b Genesee & Wyoming Inc. .............................................          487,600       13,257,844
b Kansas City Southern ...............................................          150,500        5,591,075
  OMI Corp. ..........................................................          301,600        8,767,512
  Overseas Shipholding Group Inc. ....................................          185,000       13,098,000
  SkyWest Inc. .......................................................          406,300       11,055,423
  Teekay Shipping Corp. (Bahamas) ....................................          225,600       13,457,040
  Tidewater Inc. .....................................................           90,000        5,688,900
                                                                                          --------------
                                                                                              70,915,794
                                                                                          --------------
  UTILITIES 2.2%
  Atmos Energy Corp. .................................................          171,200        5,430,464
  Energen Corp. ......................................................          264,100       14,802,805
b Sierra Pacific Resources ...........................................          540,700        9,873,182
                                                                                          --------------
                                                                                              30,106,451
                                                                                          --------------
  TOTAL COMMON STOCKS (COST $870,094,100) ............................                     1,212,305,369
                                                                                          --------------

                                                                       ----------------
                                                                       PRINCIPAL AMOUNT
                                                                       ----------------
  CORPORATE BOND (COST $1,303,087) 0.1%
  PRODUCER MANUFACTURING 0.1%
  Mueller Industries Inc., 6.00%, 11/01/14 ...........................   $    1,319,000        1,233,265
                                                                                          --------------
  TOTAL LONG TERM INVESTMENTS (COST $871,397,187) ....................                     1,213,538,634
                                                                                          --------------


                                                                         --------------
                                                                             SHARES
                                                                         --------------
  SHORT TERM INVESTMENTS 11.6%
  MONEY MARKET FUND (COST $151,341,069) 11.1%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.01%      151,341,069      151,341,069
                                                                                          --------------


                                                          Semiannual Report | 83

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
  FRANKLIN SMALL CAP VALUE FUND                                                                 AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
d INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.5%
e REPURCHASE AGREEMENTS 0.5%
  Banc of America Securities LLC, 5.24%, 5/01/07 (Maturity Value $1,500,218)
    Collateralized by U.S. Government Agency Securities, 5.00%, 6/01/35 - 7/01/35 .........   $1,500,000   $     1,500,000
  Barclays Capital Inc., 5.24%, 5/01/07 (Maturity Value $1,500,218)
    Collateralized by U.S. Government Agency Securities, 3.50% - 15.00%,
     5/01/07 - 5/01/47 ....................................................................    1,500,000         1,500,000
  Deutsche Bank Securities Inc., 5.24%, 5/01/07 (Maturity Value $1,500,218)
    Collateralized by U.S. Government Agency Securities, 4.50% - 9.50%,
     6/01/17 - 4/01/37 ....................................................................    1,500,000         1,500,000
  Merrill Lynch Government Securities Inc., 5.20%, 5/01/07 (Maturity Value $1,500,217)
    Collateralized by U.S. Government Agency Securities, 2.50% - 7.375%, 5/15/07 - 8/06/38;
     and f U.S. Government Agency Discount Notes, 5/15/07 - 6/09/33 .......................    1,500,000         1,500,000
  Morgan Stanley & Co. Inc., 5.25%, 5/01/07 (Maturity Value $1,656,242)
    Collateralized by U.S. Government Agency Securities, 2.75% - 6.875%, 5/15/07 - 4/16/37;
     and f U.S. Government Agency Discount Note, 6/05/28 ..................................    1,656,000         1,656,000
                                                                                                           ---------------
  TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
    (COST $7,656,000) .....................................................................                      7,656,000
                                                                                                           ---------------
  TOTAL INVESTMENTS (COST $1,030,394,256) 100.5% ..........................................                  1,372,535,703
  OTHER ASSETS, LESS LIABILITIES (0.5)% ...................................................                     (7,229,124)
                                                                                                           ---------------
  NET ASSETS 100.0% .......................................................................                $ 1,365,306,579
                                                                                                           ===============

a     A portion or all of the security is on loan as of April 30, 2007. See Note
      1(e).

b     Non-income producing for the twelve months ended April 30, 2007.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d     See Note 1(e) regarding securities on loan.

e     See Note 1(c) regarding repurchase agreements.

f     The security is traded on a discount basis with no stated coupon rate.


84 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2007 (unaudited)

                                                      --------------------------------------------------
                                                          FRANKLIN         FRANKLIN         FRANKLIN
                                                       BALANCE SHEET      LARGE CAP         MICROCAP
                                                      INVESTMENT FUND     VALUE FUND       VALUE FUND
                                                      --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................   $1,979,553,522   $  197,042,728   $  161,743,455
  Cost - Non-controlled affiliated issuers (Note 9)       253,255,013               --       53,306,152
  Cost - Sweep Money Fund (Note 7) .................      215,052,386       19,186,132       97,632,965
  Cost - Repurchase agreements .....................      572,420,259               --               --
                                                      -------------------------------------------------
  Total cost of investments ........................   $3,020,281,180   $  216,228,860   $  312,682,572
                                                      =================================================
  Value - Unaffiliated issuers .....................   $4,539,127,602   $  257,334,232   $  330,451,815
  Value - Non-controlled affiliated issuers (Note 9)      274,821,481               --      106,804,114
  Value - Sweep Money Fund (Note 7) ................      215,052,386       19,186,132       97,632,965
  Value - Repurchase agreements ....................      572,420,259               --               --
                                                      -------------------------------------------------
  Total value of investments .......................    5,601,421,728      276,520,364      534,888,894
 Receivables:
  Investment securities sold .......................               --        3,649,945               --
  Capital shares sold ..............................        6,670,941          388,919          585,880
  Dividends and interest ...........................        2,690,279          245,655           95,347
                                                      -------------------------------------------------
        Total assets ...............................    5,610,782,948      280,804,883      535,570,121
                                                      -------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................               --               --           20,070
  Capital shares redeemed ..........................       12,094,897          859,621          650,895
  Affiliates .......................................        3,539,230          314,442          434,291
  Unaffiliated transfer agent fees .................        2,326,154          104,576           42,682
 Accrued expenses and other liabilities ............          104,292           62,667           62,747
                                                      -------------------------------------------------
        Total liabilities ..........................       18,064,573        1,341,306        1,210,685
                                                      -------------------------------------------------
          Net assets, at value .....................   $5,592,718,375   $  279,463,577   $  534,359,436
                                                      =================================================
Net assets consist of:
 Paid-in capital ...................................   $2,851,645,754   $  215,525,570   $  277,967,257
 Undistributed net investment income ...............       13,512,218          681,151        1,515,167
 Net unrealized appreciation (depreciation) ........    2,581,140,548       60,291,504      222,206,322
 Accumulated net realized gain (loss) ..............      146,419,855        2,965,352       32,670,690
                                                      -------------------------------------------------
          Net assets, at value .....................   $5,592,718,375   $  279,463,577   $  534,359,436
                                                      =================================================


86 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2007 (unaudited)

                                                                        --------------------------------------------------
                                                                           FRANKLIN         FRANKLIN         FRANKLIN
                                                                        BALANCE SHEET      LARGE CAP         MICROCAP
                                                                        INVESTMENT FUND    VALUE FUND       VALUE FUND
                                                                        --------------------------------------------------
CLASS A:
 Net assets, at value ................................................   $4,864,316,553   $  189,686,158   $  517,889,344
                                                                        ==================================================
 Shares outstanding ..................................................       67,242,421       11,458,752       11,593,053
                                                                        ==================================================
 Net asset value per share a .........................................   $        72.34   $        16.55   $        44.67
                                                                        ==================================================
 Maximum offering price per share (net asset value per share / 94.25%)   $        76.75   $        17.56   $        47.40
                                                                        ==================================================
CLASS B:
 Net assets, at value ................................................   $  132,330,054   $   20,918,293               --
                                                                        ==================================================
 Shares outstanding ..................................................        1,855,343        1,276,946               --
                                                                        ==================================================
 Net asset value and maximum offering price per share a ..............   $        71.32   $        16.38               --
                                                                        ==================================================
CLASS C:
 Net assets, at value ................................................   $  147,935,502   $   58,277,866               --
                                                                        ==================================================
 Shares outstanding ..................................................        2,071,089        3,559,689               --
                                                                        ==================================================
 Net asset value and maximum offering price per share a ..............   $        71.43   $        16.37               --
                                                                        ==================================================
CLASS R:
 Net assets, at value ................................................   $   62,675,830   $    7,375,540               --
                                                                        ==================================================
 Shares outstanding ..................................................          871,891          448,999               --
                                                                        ==================================================
 Net asset value and maximum offering price per share a ..............   $        71.88   $        16.43               --
                                                                        ==================================================
ADVISOR CLASS:
 Net assets, at value ................................................   $  385,460,436   $    3,205,720   $   16,470,092
                                                                        ==================================================
 Shares outstanding ..................................................        5,321,522          193,876          368,198
                                                                        ==================================================
 Net asset value and maximum offering price per share a ..............   $        72.43   $        16.53   $        44.73
                                                                        ==================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2007 (unaudited)

                                                                                  -----------------------------
                                                                                    FRANKLIN       FRANKLIN
                                                                                     MIDCAP        SMALL CAP
                                                                                   VALUE FUND     VALUE FUND
                                                                                  -----------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................................   $63,405,600   $   871,397,187
  Cost - Sweep Money Fund (Note 7) ............................................     4,530,949       151,341,069
  Cost - Repurchase agreements ................................................            --         7,656,000
                                                                                  -----------------------------
  Total cost of investments ...................................................   $67,936,549   $ 1,030,394,256
                                                                                  =============================
  Value - Unaffiliated issuersa ...............................................   $71,684,101   $ 1,213,538,634
  Value - Sweep Money Fund (Note 7) ...........................................     4,530,949       151,341,069
  Value - Repurchase agreements ...............................................            --         7,656,000
                                                                                  -----------------------------
  Total value of investments ..................................................    76,215,050     1,372,535,703
 Receivables:
  Capital shares sold .........................................................       574,919         5,484,778
  Dividends and interest ......................................................        17,709           410,280
                                                                                  -----------------------------
        Total assets ..........................................................    76,807,678     1,378,430,761
                                                                                  -----------------------------
Liabilities:
 Payables:
  Investment securities purchased .............................................       491,993           869,483
  Capital shares redeemed .....................................................        37,737         2,742,561
  Affiliates ..................................................................        77,015         1,332,850
  Unaffiliated transfer agent fees ............................................        28,551           470,709
 Payable upon return of securities loaned .....................................            --         7,656,000
 Accrued expenses and other liabilities .......................................        47,115            52,579
                                                                                  -----------------------------
        Total liabilities .....................................................       682,411        13,124,182
                                                                                  -----------------------------
          Net assets, at value ................................................   $76,125,267   $ 1,365,306,579
                                                                                  =============================
Net assets consist of:
 Paid-in capital ..............................................................   $66,654,292   $ 1,002,763,547
 Undistributed net investment income (distributions in excess of net investment
   income) ....................................................................       677,030          (940,619)
 Net unrealized appreciation (depreciation) ...................................     8,278,501       342,141,447
 Accumulated net realized gain (loss) .........................................       515,444        21,342,204
                                                                                  -----------------------------
          Net assets, at value ................................................   $76,125,267   $ 1,365,306,579
                                                                                  =============================


a The Franklin Small Cap Value Fund includes $7,160,125 of securities loaned.

88 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2007 (unaudited)

                                                                         ---------------------------------
                                                                            FRANKLIN          FRANKLIN
                                                                             MIDCAP           SMALL CAP
                                                                           VALUE FUND        VALUE FUND
                                                                         ---------------------------------
CLASS A:
 Net assets, at value ................................................   $    61,319,748   $   837,037,161
                                                                         =================================
 Shares outstanding ..................................................         4,968,083        17,994,484
                                                                         =================================
 Net asset value per share b .........................................   $         12.34   $         46.52
                                                                         =================================
 Maximum offering price per share (net asset value per share / 94.25%)   $         13.09   $         49.36
                                                                         =================================
CLASS B:
 Net assets, at value ................................................                --   $    80,664,228
                                                                         =================================
 Shares outstanding ..................................................                --         1,808,420
                                                                         =================================
 Net asset value and maximum offering price per share b ..............                --   $         44.60
                                                                         =================================
CLASS C:
 Net assets, at value ................................................   $    13,155,631   $   275,031,777
                                                                         =================================
 Shares outstanding ..................................................         1,071,883         6,240,390
                                                                         =================================
 Net asset value and maximum offering price per share b ..............   $         12.27   $         44.07
                                                                         =================================
CLASS R:
 Net assets, at value ................................................   $       637,881   $    91,085,303
                                                                         =================================
 Shares outstanding ..................................................            51,841         1,967,935
                                                                         =================================
 Net asset value and maximum offering price per share b ..............   $         12.30   $         46.28
                                                                         =================================
ADVISOR CLASS:
 Net assets, at value ................................................   $     1,012,007   $    81,488,110
                                                                         =================================
 Shares outstanding ..................................................            81,676         1,705,243
                                                                         =================================
 Net asset value and maximum offering price per share b ..............   $         12.39   $         47.79
                                                                         =================================

b Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 89

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2007 (unaudited)

                                                                  -------------------------------------------------
                                                                     FRANKLIN          FRANKLIN         FRANKLIN
                                                                  BALANCE SHEET       LARGE CAP         MICROCAP
                                                                 INVESTMENT FUND      VALUE FUND       VALUE FUND
                                                                  -------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ........................................   $   36,695,606    $    3,275,348   $    2,390,933
                                                                  -------------------------------------------------
  Non-controlled affiliated issuers (Note 9) ..................          888,000                --          353,324
  Sweep Money Fund (Note 7) ...................................        4,626,012           475,299        2,036,563
 Interest .....................................................       15,676,798                --          295,731
                                                                  -------------------------------------------------
        Total investment income ...............................       57,886,416         3,750,647        5,076,551
                                                                  -------------------------------------------------
Expenses:
 Management fees (Note 3a) ....................................       11,670,833           732,204        1,764,477
 Administrative fees (Note 3b) ................................               --           278,493               --
 Distribution fees: (Note 3c)
  Class A .....................................................        5,462,699           325,314          582,694
  Class B .....................................................          643,230           107,126               --
  Class C .....................................................          708,634           298,892               --
  Class R .....................................................          139,699            19,722               --
 Transfer agent fees (Note 3e) ................................        5,105,216           312,859          291,126
 Custodian fees (Note 4) ......................................           49,754             2,440            3,808
 Reports to shareholders ......................................          124,382            24,921           37,344
 Registration and filing fees .................................          136,678            61,941           31,848
 Professional fees ............................................           61,017            17,833           20,023
 Trustees' fees and expenses ..................................          138,371             7,334           12,999
 Other ........................................................           58,331             5,152            7,721
                                                                  -------------------------------------------------
        Total expenses ........................................       24,298,844         2,194,231        2,752,040
        Expense reductions (Note 4) ...........................           (7,642)               --           (2,011)
                                                                  -------------------------------------------------
          Net expenses ........................................       24,291,202         2,194,231        2,750,029
                                                                  -------------------------------------------------
           Net investment income ..............................       33,595,214         1,556,416        2,326,522
                                                                  -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated issuers ......................................      142,230,298         2,997,131       29,992,717
    Non-controlled affiliated issuers (Note 9) ................               --                --        2,785,019
  Closed-end funds distributions ..............................        4,862,277                --               --
  Foreign currency transactions ...............................           (4,392)               --            2,879
                                                                  -------------------------------------------------
           Net realized gain (loss) ...........................      147,088,183         2,997,131       32,780,615
                                                                  -------------------------------------------------
 Net change in unrealized appreciation (depreciation) on
  investments .................................................      443,814,450        12,959,200       37,548,720
                                                                  -------------------------------------------------
Net realized and unrealized gain (loss) .......................      590,902,633        15,956,331       70,329,335
                                                                  -------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  624,497,847    $   17,512,747   $   72,655,857
                                                                  =================================================


90 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2007 (unaudited)

                                                                       ------------------------------
                                                                         FRANKLIN         FRANKLIN
                                                                          MIDCAP          SMALL CAP
                                                                        VALUE FUND       VALUE FUND
                                                                       ------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .............................................   $   2,017,161    $   7,360,835
  Sweep Money Fund (Note 7) ........................................              --        3,202,099
 Interest ..........................................................              --           40,390
 Income from securities loaned - net ...............................              --          498,251
                                                                       ------------------------------
        Total investment income ....................................       2,017,161       11,101,575
                                                                       ------------------------------
Expenses:
 Management fees (Note 3a) .........................................         232,100        3,800,654
 Administrative fees (Note 3b) .....................................          62,989               --
 Distribution fees: (Note 3c)
  Class A ..........................................................          88,825          969,562
  Class B ..........................................................              --          400,105
  Class C ..........................................................          55,980        1,274,733
  Class R ..........................................................           1,299          179,769
 Transfer agent fees (Note 3e) .....................................          79,567        1,520,076
 Custodian fees (Note 4) ...........................................             544            8,310
 Reports to shareholders ...........................................           4,316          124,869
 Registration and filing fees ......................................          49,030           83,071
 Professional fees .................................................          16,842           20,983
 Trustees' fees and expenses .......................................             323           28,635
 Other .............................................................           1,219            7,407
                                                                       ------------------------------
        Total expenses .............................................         593,034        8,418,174
        Expense reductions (Note 4) ................................              --           (1,044)
        Expenses waived/paid by affiliates (Note 3f) ...............        (116,236)              --
                                                                       ------------------------------
          Net expenses .............................................         476,798        8,417,130
                                                                       ------------------------------
           Net investment income ...................................       1,540,363        2,684,445
                                                                       ------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................         515,565       17,819,176
  Foreign currency transactions ....................................              84               --
                                                                       ------------------------------
           Net realized gain (loss) ................................         515,649       17,819,176
                                                                       ------------------------------
 Net change in unrealized appreciation (depreciation) on investments       5,044,572      101,128,902
                                                                       ------------------------------
Net realized and unrealized gain (loss) ............................       5,560,221      118,948,078
                                                                       ------------------------------
Net increase (decrease) in net assets resulting from operations ....   $   7,100,584    $ 121,632,523
                                                                       ==============================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 91

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                  ------------------------------------------------------------------------
                                                        FRANKLIN BALANCE SHEET                   FRANKLIN LARGE CAP
                                                            INVESTMENT FUND                          VALUE FUND
                                                  ------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                   APRIL 30, 2007       YEAR ENDED      APRIL 30, 2007       YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
                                                  ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................   $    33,595,214    $    56,588,037    $     1,556,416    $     2,836,282
  Net realized gain (loss) from investments and
    foreign currency transactions .............       147,088,183        312,874,727          2,997,131         14,289,026
  Net change in unrealized appreciation
    (depreciation) on investments .............       443,814,450        420,475,081         12,959,200         22,244,595
                                                  ------------------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .............       624,497,847        789,937,845         17,512,747         39,369,903
                                                  ------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...................................       (56,124,264)       (30,134,369)        (2,343,978)        (1,623,294)
    Class B ...................................          (653,600)            (4,205)          (139,377)           (74,198)
    Class C ...................................          (719,909)                --           (441,103)          (209,593)
    Class R ...................................          (559,473)          (183,104)           (88,308)           (67,705)
    Advisor Class .............................        (5,121,199)        (2,639,091)           (49,520)           (10,120)
  Net realized gains:
    Class A ...................................      (272,064,080)      (158,162,988)        (9,229,422)        (3,686,581)
    Class B ...................................        (7,883,359)        (4,885,995)        (1,118,742)          (516,819)
    Class C ...................................        (8,695,351)        (5,405,726)        (3,251,510)        (1,402,885)
    Class R ...................................        (3,216,294)        (1,240,439)          (394,504)          (163,054)
    Advisor Class .............................       (20,887,969)       (10,370,636)          (154,968)           (17,076)
                                                  ------------------------------------------------------------------------
 Total distributions to shareholders ..........      (375,925,498)      (213,026,553)       (17,211,432)        (7,771,325)
                                                  ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ...................................       212,593,260       (235,516,707)         5,210,501          6,751,040
    Class B ...................................        (1,018,381)       (10,438,738)        (1,243,759)        (2,604,940)
    Class C ...................................         1,104,264        (12,361,198)        (5,722,720)        (3,219,669)
    Class R ...................................         8,744,566         15,618,374           (361,703)           (51,703)
    Advisor Class .............................        35,559,354         38,650,520          1,246,330          1,818,426
                                                  ------------------------------------------------------------------------
 Total capital share transactions .............       256,983,063       (204,047,749)          (871,351)         2,693,154
                                                  ------------------------------------------------------------------------
 Redemption fees ..............................             7,983             21,619                171              3,521
                                                  ------------------------------------------------------------------------
     Net increase (decrease) in net assets ....       505,563,395        372,885,162           (569,865)        34,295,253

Net assets:
 Beginning of period ..........................     5,087,154,980      4,714,269,818        280,033,442        245,738,189
                                                  ------------------------------------------------------------------------
 End of period ................................   $ 5,592,718,375    $ 5,087,154,980    $   279,463,577    $   280,033,442
                                                  ========================================================================
Undistributed net investment income included
 in net assets:
  End of period ...............................   $    13,512,218    $    43,095,449    $       681,151    $     2,187,021
                                                  ========================================================================

92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  ------------------------------------------------------------------------
                                                               FRANKLIN                             FRANKLIN
                                                          MICROCAP VALUE FUND                  MIDCAP VALUE FUND
                                                  ------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                   APRIL 30, 2007       YEAR ENDED      APRIL 30, 2007       YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
                                                  ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................   $   2,326,522      $   5,761,801      $   1,540,363      $      92,441
  Net realized gain (loss) from investments and
    foreign currency transactions .............      32,780,615         25,575,122            515,649            770,294
  Net change in unrealized appreciation
    (depreciation) on investments .............      37,548,720         42,049,166          5,044,572          3,712,790
                                                  ----------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ...........      72,655,857         73,386,089          7,100,584          4,575,525
                                                  ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...................................      (6,348,394)        (2,139,633)          (801,821)           (92,384)
    Class C ...................................              --                 --           (122,118)           (18,177)
    Class R ...................................              --                 --             (8,309)              (232)
    Advisor Class .............................        (225,219)           (17,879)           (15,314)            (3,626)
  Net realized gains:
    Class A ...................................     (24,824,163)       (32,120,419)          (621,341)                --
    Class C ...................................              --                 --           (132,590)                --
    Class R ...................................              --                 --             (6,141)                --
    Advisor Class .............................        (747,866)          (268,393)           (10,395)                --
                                                  ----------------------------------------------------------------------
  Total distributions to shareholders .........     (32,145,642)       (34,546,324)        (1,718,029)          (114,419)
                                                  ----------------------------------------------------------------------
  Capital share transactions: (Note 2)
    Class A ...................................       4,244,981         (7,634,691)        14,341,055         27,314,789
    Class C ...................................              --                 --          2,792,618          5,323,696
    Class R ...................................              --                 --            452,494             87,880
    Advisor Class .............................       9,466,939          5,888,410            162,923            256,474
                                                  ----------------------------------------------------------------------
  Total capital share transactions ............      13,711,920         (1,746,281)        17,749,090         32,982,839
                                                  ----------------------------------------------------------------------
  Redemption fees .............................           1,919              5,344                133                789
                                                  ----------------------------------------------------------------------
        Net increase (decrease) in net assets .      54,224,054         37,098,828         23,131,778         37,444,734

 Net assets:
  Beginning of period .........................     480,135,382        443,036,554         52,993,489         15,548,755
                                                  ----------------------------------------------------------------------
  End of period ...............................   $ 534,359,436      $ 480,135,382      $  76,125,267      $  52,993,489
                                                  ======================================================================
Undistributed net investment income included
  in net assets:
    End of period .............................   $   1,515,167      $   5,762,258      $     677,030      $      84,229
                                                  ======================================================================

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        ------------------------------------
                                                                                                       FRANKLIN
                                                                                                  SMALL CAP VALUE FUND
                                                                                        ------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                          APRIL 30, 2007       YEAR ENDED
                                                                                           (UNAUDITED)      OCTOBER 31, 2006
                                                                                        ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $     2,684,445    $     2,053,699
  Net realized gain (loss) from investments and foreign currency transactions ........        17,819,176         82,385,315
  Net change in unrealized appreciation (depreciation) on investments ................       101,128,902         66,605,357
                                                                                         ----------------------------------
        Net increase (decrease) in net assets resulting from operations ..............       121,632,523        151,044,371
                                                                                         ----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................................................        (4,409,490)        (1,249,291)
    Class C ..........................................................................          (266,171)                --
    Class R ..........................................................................          (316,135)            (2,137)
    Advisor Class ....................................................................          (505,499)          (230,228)
  Net realized gains:
    Class A ..........................................................................       (47,916,137)       (11,713,986)
    Class B ..........................................................................        (5,483,021)        (1,831,922)
    Class C ..........................................................................       (17,152,546)        (4,598,215)
    Class R ..........................................................................        (4,083,146)          (777,290)
    Advisor Class ....................................................................        (4,066,623)          (909,171)
                                                                                         ----------------------------------
 Total distributions to shareholders .................................................       (84,198,768)       (21,312,240)
                                                                                         ----------------------------------
 Capital share transactions: (Note 2)
    Class A ..........................................................................       110,267,585        137,426,230
    Class B ..........................................................................        (1,076,839)        (7,760,789)
    Class C ..........................................................................        27,531,085         26,073,793
    Class R ..........................................................................        31,717,045         19,764,560
    Advisor Class ....................................................................        22,594,823         12,562,742
                                                                                         ----------------------------------
 Total capital share transactions ....................................................       191,033,699        188,066,536
                                                                                         ----------------------------------
 Redemption fees .....................................................................             2,440              8,660
                                                                                         ----------------------------------
        Net increase (decrease) in net assets ........................................       228,469,894        317,807,327
Net assets:
 Beginning of period .................................................................     1,136,836,685        819,029,358
                                                                                         ----------------------------------
 End of period .......................................................................   $ 1,365,306,579    $ 1,136,836,685
                                                                                         ==================================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
  End of period ......................................................................   $      (940,619)   $     1,872,513
                                                                                         ==================================


94 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company, consisting of five funds (the Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------
                                   CLASS A, CLASS C,                CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS            CLASS R & ADVISOR CLASS          CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund       Franklin MidCap Value Fund       Franklin Balance Sheet Investment Fund
                                                                    Franklin Large Cap Value Fund
                                                                    Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 95

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the funds at period end had been entered into on April 30, 2007. Repurchase agreements are valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


96 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At April 30, 2007, only the Franklin Small Cap Value Fund had securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 97

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     -------------------------------------------------------------
                                          FRANKLIN BALANCE                 FRANKLIN LARGE CAP
                                        SHEET INVESTMENT FUND                  VALUE FUND
                                     -------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES           AMOUNT
                                     -------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2007
 Shares sold ..................       6,139,517    $ 426,814,312        1,227,732    $  19,993,182
 Shares issued in reinvestment
  of distributions ............       4,657,380      313,627,994          635,205       10,252,208
 Shares redeemed ..............      (7,618,967)    (527,849,046)      (1,532,547)     (25,034,889)
                                     -------------------------------------------------------------
 Net increase (decrease) ......       3,177,930    $ 212,593,260          330,390    $   5,210,501
                                     =============================================================


98 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -------------------------------------------------------------
                                           FRANKLIN BALANCE              FRANKLIN LARGE CAP
                                        SHEET INVESTMENT FUND                 VALUE FUND
                                     -------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES           AMOUNT
                                     -------------------------------------------------------------
CLASS A SHARES: (CONTINUED)
Year ended October 31, 2006
 Shares sold ..................      12,891,805    $   845,679,287      2,814,004    $  43,496,209
 Shares issued in reinvestment
  of distributions ............       2,866,520        178,326,273        315,567        4,720,880
 Shares redeemed ..............     (19,232,574)    (1,259,522,267)    (2,697,428)     (41,466,049)
                                     -------------------------------------------------------------
 Net increase (decrease) ......      (3,474,249)   $  (235,516,707)       432,143    $   6,751,040
                                     =============================================================
CLASS B SHARES:
Six months ended April 30, 2007
 Shares sold ..................          11,243    $       766,997         27,605    $     448,505
 Shares issued in reinvestment
  of distributions ............         116,331          7,745,341         70,473        1,128,274
 Shares redeemed ..............        (138,404)        (9,530,719)      (175,043)      (2,820,538)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         (10,830)   $    (1,018,381)       (76,965)   $  (1,243,759)
                                     =============================================================
Year ended October 31, 2006
 Shares sold ..................          23,446    $     1,520,327        147,257    $   2,254,773
 Shares issued in reinvestment
  of distributions ............          73,065          4,498,614         34,956          519,099
 Shares redeemed ..............        (254,183)       (16,457,679)      (353,458)      (5,378,812)
                                     -------------------------------------------------------------
 Net increase (decrease) ......        (157,672)   $   (10,438,738)      (171,245)   $  (2,604,940)
                                     =============================================================
CLASS C SHARES:
Six months ended April 30, 2007
 Shares sold ..................          42,216    $     2,899,369        244,590    $   3,946,487
 Shares issued in reinvestment
  of distributions ............         128,179          8,546,996        207,425        3,318,783
 Shares redeemed ..............        (151,439)       (10,342,101)      (808,764)     (12,987,990)
                                     -------------------------------------------------------------
 Net increase (decrease) ......          18,956    $     1,104,264       (356,749)   $  (5,722,720)
                                     =============================================================
Year ended October 31, 2006
 Shares sold ..................          84,896    $     5,511,020        836,352    $  12,933,004
 Shares issued in reinvestment
  of distributions ............          80,627          4,970,581         98,108        1,456,901
 Shares redeemed ..............        (351,032)       (22,842,799)    (1,159,282)     (17,609,574)
                                     -------------------------------------------------------------
 Net increase (decrease) ......        (185,509)   $   (12,361,198)      (224,822)   $  (3,219,669)
                                     =============================================================
CLASS R SHARES:
Six months ended April 30, 2007
 Shares sold ..................         126,226    $     8,739,908         96,195    $   1,543,836
 Shares issued in reinvestment
  of distributions ............          56,372          3,775,767         30,117          482,472
 Shares redeemed ..............         (54,445)        (3,771,109)      (147,170)      (2,388,011)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         128,153    $     8,744,566        (20,858)   $    (361,703)
                                     =============================================================
Year ended October 31, 2006
 Shares sold ..................         368,266    $    24,000,456        188,951    $   2,898,064
 Shares issued in reinvestment
  of distributions ............          22,961          1,422,195         15,529          230,759
 Shares redeemed ..............        (149,863)        (9,804,277)      (208,144)      (3,180,526)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         241,364    $    15,618,374         (3,664)   $     (51,703)
                                     =============================================================


                                                          Semiannual Report | 99

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -------------------------------------------------------------
                                           FRANKLIN BALANCE                FRANKLIN LARGE CAP
                                        SHEET INVESTMENT FUND                  VALUE FUND
                                     -------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES           AMOUNT
                                     -------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2007
 Shares sold ..................       1,287,357    $  89,043,603           85,406    $   1,435,300
 Shares issued in reinvestment
  of distributions ............          23,747        1,599,836           11,958          192,523
 Shares redeemed ..............        (793,159)     (55,084,085)         (23,604)        (381,493)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         517,945    $  35,559,354           73,760    $   1,246,330
                                     =============================================================
Year ended October 31, 2006 a
 Shares sold ..................       2,723,265    $ 178,515,659          143,524    $   2,203,695
 Shares issued in reinvestment
  of distributions ............          10,335          643,072            1,774           26,469
 Shares redeemed ..............      (2,140,148)    (140,508,211)         (25,182)        (411,738)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         593,452    $  38,650,520          120,116        1,818,426
                                     =============================================================

                                     -------------------------------------------------------------
                                          FRANKLIN MICROCAP                  FRANKLIN MIDCAP
                                              VALUE FUND                       VALUE FUND
                                     -------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES           AMOUNT
                                     -------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2007
 Shares sold ..................         636,874    $  27,383,244        1,539,861    $  18,148,705
 Shares issued in reinvestment
  of distributions ............         687,612       28,391,517          110,345        1,277,790
 Shares redeemed ..............      (1,197,777)     (51,529,780)        (434,061)      (5,085,440)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         126,709    $   4,244,981        1,216,145    $  14,341,055
                                     =============================================================
Year ended October 31, 2006
 Shares sold ..................       1,265,501    $  50,308,408        2,900,257    $  31,140,083
 Shares issued in reinvestment
  of distributions ............         845,219       31,146,329            7,469           77,315
 Shares redeemed ..............      (2,257,232)     (89,089,428)        (360,030)      (3,902,609)
                                     -------------------------------------------------------------
 Net increase (decrease) ......        (146,512)   $  (7,634,691)       2,547,696    $  27,314,789
                                     =============================================================
CLASS C SHARES:
Six months ended April 30, 2007
 Shares sold ..................                                           275,114    $   3,213,406
 Shares issued in reinvestment
  of distributions ............                                            20,476          236,293
 Shares redeemed ..............                                           (56,498)        (657,081)
                                                                    ------------------------------
 Net increase (decrease) ......                                           239,092    $   2,792,618
                                                                    ==============================
Year ended October 31, 2006
 Shares sold ..................                                           599,713    $   6,423,322
 Shares issued in reinvestment
  of distributions ............                                             1,602           16,568
 Shares redeemed ..............                                          (103,336)      (1,116,194)
                                                                    ------------------------------
 Net increase (decrease) ......                                           497,979    $   5,323,696
                                                                    ==============================


100 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -------------------------------------------------------------
                                          FRANKLIN MICROCAP                 FRANKLIN MIDCAP
                                             VALUE FUND                        VALUE FUND
                                     -------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES           AMOUNT
                                     -------------------------------------------------------------
CLASS R SHARES:
Six months ended April 30, 2007
 Shares sold ..................                                            74,562    $     857,454
 Shares issued in reinvestment
  of distributions ............                                             1,220           14,089
 Shares redeemed ..............                                           (35,691)        (419,049)
                                                                    ------------------------------
 Net increase (decrease) ......                                            40,091    $     452,494
                                                                    ==============================
Year ended October 31, 2006
 Shares sold ..................                                            10,104    $     110,266
 Shares issued in reinvestment
  of distributions ............                                                17              174
 Shares redeemed ..............                                            (2,041)         (22,560)
                                                                    ------------------------------
 Net increase (decrease) ......                                             8,080    $      87,880
                                                                    ==============================
ADVISOR CLASS SHARES:
Six months ended April 30, 2007
 Shares sold ..................         222,630    $   9,757,038           12,435    $     148,684
 Shares issued in reinvestment
  of distributions ............          23,333          964,134            2,153           25,000
 Shares redeemed ..............         (29,785)      (1,254,233)            (917)         (10,761)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         216,178    $   9,466,939           13,671    $     162,923
                                     =============================================================
Year ended October 31, 2006 a
 Shares sold ..................         192,966    $   7,492,655           27,657    $     298,445
 Shares issued in reinvestment
  of distributions ............           7,745          285,477              336            3,482
 Shares redeemed ..............         (48,691)      (1,889,722)          (4,173)         (45,453)
                                     -------------------------------------------------------------
 Net increase (decrease) ......         152,020    $   5,888,410           23,820    $     256,474
                                     =============================================================

a For the period November 1, 2005 (effective date) to October 31, 2006 for the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund.

                                                 ----------------------------
                                                       FRANKLIN SMALL CAP
                                                           VALUE FUND
                                                 ----------------------------
                                                      SHARES         AMOUNT
                                                 ----------------------------
CLASS A SHARES:
Six months ended April 30, 2007
 Shares sold ..................................    3,184,416    $ 144,131,155
 Shares issued in reinvestment of distributions    1,069,889       47,385,359
 Shares redeemed ..............................   (1,793,069)     (81,248,929)
                                                 ----------------------------
 Net increase (decrease) ......................    2,461,236    $ 110,267,585
                                                 ============================
Year ended October 31, 2006
 Shares sold ..................................    6,027,552    $ 260,324,245
 Shares issued in reinvestment of distributions      291,303       11,850,223
 Shares redeemed ..............................   (3,130,472)    (134,748,238)
                                                 ----------------------------
 Net increase (decrease) ......................    3,188,383    $ 137,426,230
                                                 ============================

                                                         Semiannual Report | 101

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    -------------------------
                                                        FRANKLIN SMALL CAP
                                                           VALUE FUND
                                                    -------------------------
                                                       SHARES        AMOUNT
                                                    -------------------------
CLASS B SHARES:
Six months ended April 30, 2007
  Shares sold ..................................       38,617    $  1,690,018
  Shares issued in reinvestment of distributions      119,243       5,077,359
  Shares redeemed ..............................     (179,641)     (7,844,216)
                                                    -------------------------
  Net increase (decrease) ......................      (21,781)   $ (1,076,839)
                                                    =========================
Year ended October 31, 2006
  Shares sold ..................................      129,249    $  5,415,513
  Shares issued in reinvestment of distributions       43,570       1,710,113
  Shares redeemed ..............................     (357,625)    (14,886,415)
                                                    -------------------------
  Net increase (decrease) ......................     (184,806)   $ (7,760,789)
                                                    =========================
CLASS C SHARES:
Six months ended April 30, 2007
  Shares sold ..................................      856,473    $ 36,842,320
  Shares issued in reinvestment of distributions      368,473      15,501,651
  Shares redeemed ..............................     (576,521)    (24,812,886)
                                                    -------------------------
  Net increase (decrease) ......................      648,425    $ 27,531,085
                                                    =========================
Year ended October 31, 2006
  Shares sold ..................................    1,576,345    $ 64,957,367
  Shares issued in reinvestment of distributions      105,445       4,097,599
  Shares redeemed ..............................   (1,045,944)    (42,981,173)
                                                    -------------------------
  Net increase (decrease) ......................      635,846    $ 26,073,793
                                                    =========================
CLASS R SHARES:
Six months ended April 30, 2007
  Shares sold ..................................      907,499    $ 40,724,586
  Shares issued in reinvestment of distributions       88,779       3,915,153
  Shares redeemed ..............................     (288,714)    (12,922,694)
                                                    -------------------------
  Net increase (decrease) ......................      707,564    $ 31,717,045
                                                    =========================
Year ended October 31, 2006
  Shares sold ..................................      845,521    $ 36,449,462
  Shares issued in reinvestment of distributions       17,017         690,435
  Shares redeemed ..............................     (406,551)    (17,375,337)
                                                    -------------------------
  Net increase (decrease) ......................      455,987    $ 19,764,560
                                                    =========================
ADVISOR CLASS SHARES:
Six months ended April 30, 2007
  Shares sold ..................................      555,822    $ 26,149,085
  Shares issued in reinvestment of distributions       91,979       4,180,443
  Shares redeemed ..............................     (167,496)     (7,734,705)
                                                    -------------------------
  Net increase (decrease) ......................      480,305    $ 22,594,823
                                                    =========================
Year ended October 31, 2006
  Shares sold ..................................      705,180    $ 30,889,448
  Shares issued in reinvestment of distributions       13,043         542,985
  Shares redeemed ..............................     (429,816)    (18,869,691)
                                                    -------------------------
  Net increase (decrease) ......................      288,407    $ 12,562,742
                                                    =========================

102 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
         0.625%        Up to and including $100 million
         0.500%        Over $100 million, up to and including $250 million
         0.450%        Over $250 million, up to and including $10 billion
         0.440%        Over $10 billion, up to and including $12.5 billion
         0.420%        Over $12.5 billion, up to and including $15 billion
         0.400%        In excess of $15 billion

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
         0.550%        Up to and including $500 million
         0.450%        Over $500 million, up to and including $1 billion
         0.400%        Over $1 billion, up to and including $1.5 billion
         0.350%        Over $1.5 billion, up to and including $6.5 billion
         0.325%        Over $6.5 billion, up to and including $11.5 billion
         0.300%        Over $11.5 billion, up to and including $16.5 billion
         0.290%        Over $16.5 billion, up to and including $19 billion
         0.280%        Over $19 billion, up to and including $21.5 billion
         0.270%        In excess of $21.5 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.


                                                         Semiannual Report | 103

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.750%       Up to and including $500 million
         0.650%       Over $500 million, up to and including $1 billion
         0.600%       Over $1 billion, up to and including $1.5 billion
         0.550%       Over $1.5 billion, up to and including $6.5 billion
         0.525%       Over $6.5 billion, up to and including $11.5 billion
         0.500%       Over $11.5 billion, up to and including $16.5 billion
         0.490%       Over $16.5 billion, up to and including $19 billion
         0.480%       Over $19 billion, up to and including $21.5 billion
         0.470%       In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.750%       Up to and including $500 million
         0.625%       Over $500 million, up to and including $1 billion
         0.500%       In excess of $1 billion

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund and the Franklin MidCap Value Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


104 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                            ------------------------------------------------------------------------------------
                               FRANKLIN          FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN
                             BALANCE SHEET      LARGE CAP          MICROCAP          MIDCAP          SMALL CAP
                            INVESTMENT FUND     VALUE FUND        VALUE FUND       VALUE FUND        VALUE FUND
                            ------------------------------------------------------------------------------------
Reimbursement Plans:
Class A ............             0.25%               --              0.25%              --              0.35%

Compensation Plans:
Class A ............               --              0.35%               --             0.35%               --
Class B ............             1.00%             1.00%               --               --              1.00%
Class C ............             1.00%             1.00%               --             1.00%             1.00%
Class R ............             0.50%             0.50%               --             0.50%             0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                  ---------------------------------------------
                                                                     FRANKLIN        FRANKLIN        FRANKLIN
                                                                   BALANCE SHEET     LARGE CAP        MICROCAP
                                                                  INVESTMENT FUND    VALUE FUND      VALUE FUND
                                                                  ---------------------------------------------
Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ..............................................         $29,792         $49,501         $15,935
Contingent deferred sales charges retained ...................         $44,167         $16,242         $ 3,117


                                                                      -----------------------------
                                                                       FRANKLIN         FRANKLIN
                                                                         MIDCAP         SMALL CAP
                                                                       VALUE FUND       VALUE FUND
                                                                      -----------------------------
Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ..............................................         $ 59,862         $275,757
Contingent deferred sales charges retained ...................         $    802         $ 53,655

E. TRANSFER AGENT FEES

For the period ended April 30, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            ---------------------------------------------------------------------------------
                               FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                             BALANCE SHEET      LARGE CAP        MICROCAP          MIDCAP         SMALL CAP
                            INVESTMENT FUND    VALUE FUND       VALUE FUND       VALUE FUND       VALUE FUND
                            ---------------------------------------------------------------------------------
Transfer agent fees ...       $1,862,651       $  164,404       $  185,481       $   37,632       $  770,497


                                                         Semiannual Report | 105

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin MidCap Value Fund. Additionally, Advisory Services agreed in advance to voluntarily waive management fees for the Franklin MidCap Value Fund. Total expenses waived by FT Services and Advisory Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At April 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                 -------------------------------------------------------------
                                                    FRANKLIN               FRANKLIN               FRANKLIN
                                                  BALANCE SHEET            LARGE CAP              MICROCAP
                                                 INVESTMENT FUND          VALUE FUND             VALUE FUND
                                                 -------------------------------------------------------------
Cost of investments ......................       $ 3,020,923,469        $   216,258,970        $   312,682,572
                                                 =============================================================

Unrealized appreciation ..................       $ 2,669,047,392        $    60,694,026        $   231,179,653
Unrealized depreciation ..................           (88,549,133)              (432,632)            (8,973,331)
                                                 -------------------------------------------------------------
Net unrealized appreciation (depreciation)       $ 2,580,498,259        $    60,261,394        $   222,206,322
                                                 =============================================================

                                                 --------------------------------------
                                                    FRANKLIN               FRANKLIN
                                                     MIDCAP                SMALL CAP
                                                   VALUE FUND             VALUE FUND
                                                 --------------------------------------
Cost of investments ......................       $    67,936,549        $ 1,030,547,493
                                                 ======================================

Unrealized appreciation ..................       $     9,684,416        $   388,474,603
Unrealized depreciation ..................            (1,405,915)           (46,486,393)
                                                 --------------------------------------
Net unrealized appreciation (depreciation)       $     8,278,501        $   341,988,210
                                                 ======================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and partnership agreements.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


106 | Semiannual Report

Franklin Value Investors Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended April 30, 2007, were as follows:

                            -------------------------------------------------------------------------------------
                                FRANKLIN          FRANKLIN         FRANKLIN       FRANKLIN             FRANKLIN
                             BALANCE SHEET        LARGE CAP        MICROCAP        MIDCAP             SMALL CAP
                            INVESTMENT FUND      VALUE FUND       VALUE FUND     VALUE FUND           VALUE FUND
                            -------------------------------------------------------------------------------------
Purchases ..............     $129,035,940       $16,831,104      $20,421,672    $17,109,804         $107,444,469
Sales ..................     $197,415,710       $27,986,020      $49,524,221    $ 2,326,635         $ 34,914,804

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2007, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the fund's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                            ACQUISITION
       SHARES           ISSUER                                                 DATE              COST             VALUE
-------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
               94,800   Allen Organ Co., Escrow Account ................      9/07/06         $1,544,292       $1,496,892
               94,800   LandCo Real Estate LLC,
                          Liquidating Trust ............................      9/07/06            240,792          240,792
                                                                                                               ----------
                        TOTAL RESTRICTED SECURITIES (0.33% of Net Assets)                                      $1,737,684
                                                                                                               ==========


                                                         Semiannual Report | 107

Franklin Value Investors Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund for the period ended April 30, 2007 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF                            NUMBER OF
                                            SHARES HELD                         SHARES HELD     VALUE                    REALIZED
                                            AT BEGINNING    GROSS       GROSS      AT END      AT END       INVESTMENT    CAPITAL
NAME OF ISSUER                                OF YEAR     ADDITIONS  REDUCTIONS   OF PERIOD   OF PERIOD       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Champps Entertainment Inc. ..............        920,000         --          --     920,000  $  5,023,200  $        --   $        --
Dollar Thrifty Automotive Group Inc. ....      1,763,067         --          --   1,763,067    82,652,581           --            --
Furniture Brands International Inc. .....      2,675,000    200,000          --   2,875,000    46,230,000      888,000            --
KGen Power Corp. 144A ...................             --  4,400,000          --   4,400,000    85,800,000           --            --
Syms Corp. ..............................      1,430,000         --          --   1,430,000    25,153,700           --            --
Tecumesh Products Co., A ................      1,085,000         --          --   1,085,000    11,023,600           --            --
Tecumesh Products Co., B ................        310,000         --          --     310,000     3,174,400           --            --
Xanser Corp. ............................      2,800,000         --          --   2,800,000    15,764,000           --            --
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (4.91% of Net Assets) .....................................  $274,821,481  $   888,000   $        --
                                                                                             =======================================
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ..........................        392,800         --          --     392,800  $ 10,409,200  $        --   $        --
American Pacific Corp. ..................        610,000     66,300          --     676,300     8,047,970           --            --
Continental Materials Corp. .............         99,500      9,500          --     109,000     3,351,750           --            --
Delta Apparel Inc. ......................        680,000         --          --     680,000    11,736,800       68,000            --
Duckwall-ALCO Stores Inc. ...............        230,000         --       2,500     227,500     8,656,375           --        67,878
Espey Manufacturing & Electronics Corp. .        156,000         --          --     156,000     3,244,800       43,680            --
Hardinge Inc. ...........................        900,991         --      28,991     872,000    24,250,320       89,310       374,683
International Shipholding Corp. .........        474,800         --          --     474,800    11,015,360           --            --
Merchants Group Inc. ....................        160,800         --     160,800          --            --      115,884     2,342,458
Nashua Corp. ............................        477,930         --          --     477,930     4,506,880           --            --
Omega Protein Corp. .....................             --  1,000,000          --   1,000,000     7,090,000           --            --
Proliance International Inc. ............        823,800         --          --     823,800     3,031,584           --            --
Rockford Corp. ..........................        575,000         --          --     575,000     1,230,500           --            --
S&K Famous Brands Inc. ..................        255,500         --          --     255,500     3,385,375           --            --
Tandy Brands Accessories Inc. ...........        540,000         --          --     540,000     6,847,200       36,450            --
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (19.99% of Net Assets) ...................................   $106,804,114  $   353,324   $ 2,785,019
                                                                                             =======================================

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

108 | Semiannual Report

Franklin Value Investors Trust

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

                                                         Semiannual Report | 109

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust; to approve amendments to certain of Franklin Balance Sheet Investment Fund's, Franklin Large Cap Value Fund's, Franklin MicroCap Value Fund's, Franklin MidCap Value Fund's and Franklin Small Cap Value Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II, Leonard Rubin and Robert E. Wade. William J. Lippman was elected by the shareholders to serve as an Interested Trustee. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows: Proposal 1. The election of Trustees:

-------------------------------------------------------------------------------------------------------------------
                                                    % OF        % OF                           % OF          % OF
                                                OUTSTANDING    VOTED                       OUTSTANDING      VOTED
 NAME                             FOR             SHARES      SHARES          WITHHELD        SHARES        SHARES
-------------------------------------------------------------------------------------------------------------------
 Frank T. Crohn ....           72,735,845.929     51.781%     96.478%       2,655,316.593     1.890%        3.522%
 Burton J. Greenwald           72,748,199.021     51.790%     96.494%       2,642,963.501     1.881%        3.506%
 Charles Rubens II .           72,724,900.288     51.773%     96.463%       2,666,262.234     1.898%        3.537%
 Leonard Rubin .....           72,717,499,641     51.768%     96.454%       2,673,662.881     1.903%        3.546%
 Robert E. Wade ....           72,972,410.997     51.949%     96.792%       2,418,751.525     1.722%        3.208%
 William J. Lippman            72,664,862.468     51.730%     96.384%       2,726,300.054     1.941%        3.616%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust:

--------------------------------------------------------------------------------
                                                              % OF       % OF
FRANKLIN BALANCE SHEET                                      OUTSTANDING  VOTED
INVESTMENT FUND .........................    SHARES VOTED     SHARES     SHARES
--------------------------------------------------------------------------------
For .....................................   38,183,822.102    49.101%    83.760%
Against .................................    2,028,404.384     2.608%     4.450%
Abstain .................................      761,673.624     0.979%     1.670%
Broker Non-votes ........................    4,613,575.000     5.933%    10.120%
--------------------------------------------------------------------------------
TOTAL ...................................   45,587,475.110    58.621%   100.000%


110 | Semiannual Report

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust: (CONTINUED)

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,666,652.337       49.433%       72.178%
Against .....................         192,833.589        1.100%        1.606%
Abstain .....................         626,893.985        3.575%        5.221%
Broker Non-votes ............       2,520,932.000       14.379%       20.995%
--------------------------------------------------------------------------------
TOTAL .......................      12,007,311.911       68.487%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       5,845,677.435       47.987%       76.012%
Against .....................         126,993.024        1.042%        1.652%
Abstain .....................         227,940.598        1.871%        2.963%
Broker Non-votes ............       1,489,921.000       12.231%       19.373%
--------------------------------------------------------------------------------
TOTAL .......................       7,690,532.057       63.131%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN MIDCAP                                      OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       2,715,415.563       51.892%       71.285%
Against .....................          59,942.127        1.145%        1.574%
Abstain .....................         157,130.840        3.003%        4.125%
Broker Non-votes ............         876,762.000       16.755%       23.016%
--------------------------------------------------------------------------------
Total .......................       3,809,250.530       72.795%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      12,178,612.128       43.878%       69.162%
Against .....................         287,186.915        1.035%        1.631%
Abstain .....................         853,645.482        3.076%        4.848%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%


                                                         Semiannual Report | 111

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      31,352,844.279       40.317%       78.633%
Against .....................         996,395.268        1.281%        2.499%
Abstain .....................       1,623,398.842        2.087%        4.072%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,193,912.271       46.736%       69.702%
Against .....................         297,864.934        1.699%        2.534%
Abstain .....................         599,626.277        3.420%        5.101%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,643,782.750       38.120%       67.431%
Against .....................         177,081.912        1.454%        2.571%
Abstain .....................         205,990.503        1.691%        2.992%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
Total .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      11,950,494.884       43.057%       67.867%
Against .....................         512,097.492        1.845%        2.908%
Abstain .....................         856,852.149        3.087%        4.866%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%


112 | Semiannual Report

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      32,735,949.576       42.095%       82.102%
Against .....................         648,365.909        0.834%        1.626%
Abstain .....................         588,322.904        0.756%        1.476%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,668,702.622       38.325%       67.793%
Against .....................         145,972.056        1.198%        2.119%
Abstain .....................         212,180.487        1.742%        3.082%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      12,037,020.253       43.368%       68.358%
Against .....................         416,050.396        1.499%        2.363%
Abstain .....................         866,373.876        3.122%        4.920%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      32,264,642.608       41.489%       80.920%
Against .....................       1,000,733.294        1.287%        2.509%
Abstain .....................         707,262.487        0.909%        1.775%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%


                                                         Semiannual Report | 113

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(c) To amend the Fund's fundamental investment restriction regarding lending:
(CONTINUED)

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,222,447.821       46.899%       69.945%
Against .....................         272,524.679        1.555%        2.318%
Abstain .....................         596,430.982        3.401%        5.074%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,644,799.678       38.129%       67.446%
Against .....................         166,247.044        1.364%        2.414%
Abstain .....................         215,808.443        1.772%        3.134%
Broker Non-votes ............       1,859,779.678       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.843       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN MIDCAP                                      OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       2,665,794.425       50.943%       70.125%
Against .....................         100,936.048        1.929%        2.656%
Abstain .....................         157,898.731        3.017%        4.153%
Broker Non-votes ............         876,842.000       16.756%       23.066%
--------------------------------------------------------------------------------
TOTAL .......................       3,801,471.204       72.645%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      11,998,286.265       43.229%       68.138%
Against .....................         458,613.249        1.652%        2.605%
Abstain .....................         862,545.011        3.108%        4.898%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%


114 | Semiannual Report

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      30,026,636.352       38.611%       75.307%
Against .....................       3,366,392.507        4.329%        8.443%
Abstain .....................         579,609.530        0.745%        1.454%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,232,815.734       46.958%       70.033%
Against .....................         249,490.800        1.423%        2.122%
Abstain .....................         609,096.948        3.474%        5.182%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,680,393.051       38.421%       67.963%
Against .....................         164,989.653        1.354%        2.396%
Abstain .....................         181,472.461        1.490%        2.635%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN MIDCAP                                      OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       2,679,528.301       51.205%       70.486%
Against .....................          89,263.538        1.706%        2.348%
Abstain .....................         155,837.365        2.978%        4.100%
Broker Non-votes ............         876,842.000       16.756%       23.066%
--------------------------------------------------------------------------------
TOTAL .......................       3,801,471.204       72.645%      100.000%


                                                         Semiannual Report | 115

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate: (CONTINUED)

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      12,057,285.302       43.441%       68.473%
Against .....................         411,351.696        1.482%        2.336%
Abstain .....................         850,807.527        3.066%        4.832%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      29,960,061.656       38.526%       75.140%
Against .....................       3,423,837.715        4.402%        8.587%
Abstain .....................         588,739.018        0.757%        1.477%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,200,576.422       46.774%       69.759%
Against .....................         274,240.475        1.565%        2.333%
Abstain .....................         616,586.585        3.516%        5.245%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,637,965.638       38.073%       67.347%
Against .....................         184,332.593        1.513%        2.677%
Abstain .....................         204,556.934        1.679%        2.970%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%


116 | Semiannual Report

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities: (CONTINUED)

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN MIDCAP                                      OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       2,668,891.080       51.002%       70.207%
Against .....................          99,801.480        1.907%        2.625%
Abstain .....................         155,936.644        2.980%        4.102%
Broker Non-votes ............         876,842.000       16.756%       23.066%
--------------------------------------------------------------------------------
TOTAL .......................       3,801,471.204       72.645%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      11,967,761.739       43.119%       67.965%
Against .....................         478,272.368        1.723%        2.716%
Abstain .....................         873,410.418        3.147%        4.960%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      31,459,629.504       40.454%       78.901%
Against .....................         898,231.798        1.155%        2.252%
Abstain .....................       1,614,777.087        2.076%        4.051%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,209,852.495       46.827%       69.838%
Against .....................         240,016.354        1.369%        2.041%
Abstain .....................         641,534.633        3.659%        5.458%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%


                                                         Semiannual Report | 117

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities: (CONTINUED)

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,678,864.521       38.408%       67.941%
Against .....................         148,551.920        1.220%        2.157%
Abstain .....................         199,438.724        1.637%        2.896%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      12,028,125.662       43.336%       68.308%
Against .....................         415,935.075        1.499%        2.362%
Abstain .....................         875,383.788        3.154%        4.971%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      31,723,751.635       40.794%       79.564%
Against .....................         768,932.117        0.988%        1.929%
Abstain .....................       1,479,954.637        1.903%        3.711%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,209,852.495       46.827%       69.838%
Against .....................         240,016.354        1.369%        2.041%
Abstain .....................         641,534.633        3.659%        5.458%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%


118 | Semiannual Report

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals): (CONTINUED)

(g) To amend the Fund's fundamental investment restriction regarding industry concentration: (CONTINUED)

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,678,864.521       38.408%       67.941%
Against .....................         148,551.920        1.220%        2.157%
Abstain .....................         199,438.724        1.637%        2.896%
Broker Non-votes ............       1,859,779.000       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      12,028,125.662       43.336%       68.308%
Against .....................         415,935.075        1.499%        2.362%
Abstain .....................         875,383.788        3.154%        4.971%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      31,758,969.389       40.839%       79.652%
Against .....................         633,643.887        0.815%        1.590%
Abstain .....................       1,580,025.113        2.031%        3.962%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                        % OF          % OF
FRANKLIN LARGE CAP                                   OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       8,245,422.197       47.030%       70.141%
Against .....................         255,184.653        1.456%        2.171%
Abstain .....................         590,796.632        3.369%        5.025%
Broker Non-votes ............       2,664,229.000       15.196%       22.663%
--------------------------------------------------------------------------------
TOTAL .......................      11,755,632.482       67.051%      100.000%


                                                         Semiannual Report | 119

Franklin Value Investors Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007, MAY 11, 2007 AND MAY 18, 2007 (CONTINUED)

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN BALANCE SHEET                               OUTSTANDING       VOTED
INVESTMENT FUND                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      32,310,987.561       41.549%       81.037%
Against .....................       1,079,374.370        1.388%        2.707%
Abstain .....................         582,276.458        0.748%        1.460%
Broker Non-votes ............       5,899,330.000        7.586%       14.796%
--------------------------------------------------------------------------------
TOTAL .......................      39,871,968.389       51.271%      100.000%

--------------------------------------------------------------------------------
                                                         % OF          % OF
FRANKLIN MICROCAP                                    OUTSTANDING      VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................       4,621,240.149       37.935%       67.104%
Against .....................         200,783.858        1.649%        2.916%
Abstain .....................         204,831.158        1.681%        2.974%
Broker Non-votes ............        1,859,779.00       15.267%       27.006%
--------------------------------------------------------------------------------
TOTAL .......................       6,886,634.165       56.532%      100.000%

--------------------------------------------------------------------------------
                                                        % OF           % OF
FRANKLIN SMALL CAP                                   OUTSTANDING       VOTED
VALUE FUND                          SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For .........................      11,954,763.615       43.072%       67.891%
Against .....................         520,559.204        1.876%        2.956%
Abstain .....................         844,121.706        3.041%        4.794%
Broker Non-votes ............       4,289,281.000       15.454%       24.359%
--------------------------------------------------------------------------------
TOTAL .......................      17,608,725.525       63.443%      100.000%


120 | Semiannual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five Funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund as shown in such Lipper report.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                                                         Semiannual Report | 121

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2006 and for the previous 10 years ended December 31, 2006, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BALANCE SHEET INVESTMENT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2006 was in the second-highest quintile of such


122 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

performance universe. The report further showed that the Fund's total return on an annualized basis was in the highest quintile of such performance universe for each of the previous three-, five-and ten-year periods. The Board was satisfied with such performance.

FRANKLIN LARGE CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2006 was in the second-lowest quintile of such performance universe. The Fund's operations encompass five full years and such report showed that the Fund's annualized total return during such period was in the upper half of such universe. The Board was satisfied with such performance, noting that the Fund had a total return of 15.95% in 2006 as shown in such Lipper report.

FRANKLIN MICROCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2006 was in the second-highest quintile of such performance universe, and on an annualized basis was in the highest or second-highest quintile of such performance universe during each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

FRANKLIN MIDCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Fund has only been in existence for one full year and the Lipper report showed its 2006 total return to be in the second-lowest quintile of such universe. The Board found such performance to be acceptable, noting the small size of the Fund, the fact that its expenses were subsidized by management fee waivers, and that it had a total return of nearly 14% during 2006 as shown in the Lipper report.

FRANKLIN SMALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for 2006 placed it in the upper half of such performance universe and that its total return on an annualized basis was in the highest quintile of such universe for the previous three-year period, the upper half of such universe for the previous five-year period, and was in the lowest quintile of such performance universe for the previous ten-year period. The Board was satisfied with such performance, noting that the Fund had an annualized total return in excess of 10% for the ten-year period.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each


                                                         Semiannual Report | 123

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund, and Franklin Small Cap Value Fund showed both their contractual investment management fees and their total expenses to be in the least expensive quintiles of their respective Lipper expense groups. The Lipper reports for Franklin Large Cap Value Fund and Franklin MidCap Value Fund showed their contractual investment management fee rates to be in the second most expensive quintiles of their expense groups, and their actual total expenses to be, respectively, in the most expensive and second most expensive quintiles of their expense groups. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports, noting the relatively small size of Franklin Large Cap Value Fund and Franklin MidCap Value Fund, the fact that their total expenses in both cases were within 10 basis points of the median of their Lipper expense groups, and management's subsidization of expenses for Franklin MidCap Value Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show

124 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for each of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund contained breakpoints that continued to asset levels that exceed the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin MidCap Value Fund contains breakpoints, and the Board felt in view of management's expense subsidy that no economies of scale are realized in its operation of this Fund. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million that are believed to be undervalued. Management stated its belief that such limited investment option did not permit the Fund to achieve the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund, whose asset size was approximately $500 million at year-end, has been closed to new investors, with the exception of certain retirement accounts since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out the favorable comparison of fees and expenses with its Lipper expense group. The independent Trustees acknowledged that management's explanation provided a reasonable basis for believing the flat fee rate under the investment management agreement was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.


                                                         Semiannual Report | 125

Franklin Value Investors Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


126 | Semiannual Report

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama                                Michigan 7
Arizona                                Minnesota 7
California 8                           Missouri
Colorado                               New Jersey
Connecticut                            New York 8
Florida 8                              North Carolina
Georgia                                Ohio 7
Kentucky                               Oregon
Louisiana                              Pennsylvania
Maryland                               Tennessee
Massachusetts 7                        Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
 Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07
                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON    One Franklin Parkway
   INVESTMENTS        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2007 06/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. THERE HAVE BEEN NO CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND
NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES THAT WOULD REQUIRE DISCLOSURE HEREIN.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and
Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 27, 2007